-------------------------------------------------------------------------------


                          CONVERTIBLE LOAN AGREEMENT

                                     among

                           HEALTHCOR HOLDINGS, INC.,

                                   Borrower,

                              The Several Lenders

                       from Time to Time Parties Hereto,

                                      and

              CREDIT SUISSE FIRST BOSTON MANAGEMENT CORPORATION,

                                   as Agent

                         Dated as of December 23, 1998



--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----
SECTION 1. DEFINITIONS...........................................................................1
     1.1 Defined Terms...........................................................................1
     1.2 Other Definitional Provisions..........................................................11
SECTION 2. AMOUNT AND TERMS OF COMMITMENTS......................................................11
     2.1 Commitments............................................................................11
     2.2 Notes..................................................................................11
     2.3 Procedure for Borrowing................................................................11
     2.4 Interest Rates and Payment Dates.......................................................12
     2.5 Optional Prepayments...................................................................12
     2.6 Mandatory Prepayments..................................................................12
     2.7 Computation of Interest and Fees.......................................................12
     2.8 Pro Rata Treatment and Payments........................................................13
     2.9 Requirements of Law....................................................................13
     2.10 Taxes.................................................................................14
     2.11 Lending Offices; Change of Lending Office.............................................15
SECTION 3. REPRESENTATIONS AND WARRANTIES.......................................................16
     3.1 Financial Condition....................................................................16
     3.2 No Change..............................................................................17
     3.3 Existence; Compliance with Law.........................................................17
     3.4 Power; Authorization; Enforceable Obligations..........................................17
     3.5 No Legal Bar...........................................................................18
     3.6 No Material Litigation.................................................................18
     3.7 No Default.............................................................................18
     3.8 Ownership of Property; Liens...........................................................18
     3.9 Intellectual Property..................................................................18
     3.10 No Burdensome Restrictions............................................................18
     3.11 Taxes.................................................................................18
     3.12 Federal Regulations...................................................................19
     3.13 ERISA.................................................................................19

     3.14 Investment Company Act; Other Regulations.............................................19
     3.15 Subsidiaries..........................................................................20
     3.16 Security Documents....................................................................20
     3.17 Accuracy and Completeness of Information..............................................20
     3.18 Labor Relations.......................................................................21
     3.19 Insurance.............................................................................21
     3.20 Solvency..............................................................................21
     3.21 Purpose of Loans......................................................................22
     3.22 Environmental Matters.................................................................22
     3.23 Common Stock..........................................................................23
SECTION 4. CONDITIONS PRECEDENT.................................................................23
     4.1 Conditions to Loans....................................................................23
SECTION 5. AFFIRMATIVE COVENANTS................................................................27
     5.1 Financial Statements...................................................................27
     5.2 Certificates; Other Information........................................................28
     5.3 Payment of Obligations.................................................................28
     5.4 Conduct of Business and Maintenance of Existence.......................................28
     5.5 Maintenance of Property; Insurance.....................................................29
     5.6 Inspection of Property; Books and Records; Discussions.................................29
     5.7 Notices................................................................................29
     5.8 Environmental Laws.....................................................................30
     5.9 Periodic Audit of Accounts Receivable and Inventory....................................30
     5.10 Additional Collateral; Additional Guarantors..........................................31
     5.11 Relief From Automatic Stay in Bankruptcy..............................................31
     5.12 Exchange Offer........................................................................32
SECTION 6. NEGATIVE COVENANTS...................................................................32
     6.1 Financial Condition Covenants..........................................................32
     6.2 Limitation on Indebtedness.............................................................33
     6.3 Limitation on Liens....................................................................33
     6.4 Limitation on Guarantee Obligations....................................................34
     6.5 Limitation on Fundamental Changes......................................................35
     6.6 Limitation on Sale of Assets...........................................................35

     6.7 Reserved...............................................................................35
     6.8 Limitation on Dividends................................................................35
     6.9 Limitation on Capital Expenditures.....................................................36
     6.10 Limitation on Investments, Loans and Advances.........................................36
     6.11 Limitation on Optional Payments and Modifications of Debt Instruments.................36
     6.12 Limitation on Transactions with Affiliates............................................36
     6.13 Limitation on Sales and Leasebacks....................................................37
     6.14 Limitation on Changes in Fiscal Year..................................................37
     6.15 Limitation on Negative Pledge Clauses.................................................37
     6.16 Limitation on Lines of Business.......................................................37
     6.17 Governing Documents...................................................................37
     6.18 Limitation on Subsidiary Formation....................................................37
     6.19 Limitation on Securities Issuances....................................................37
SECTION 7. EVENTS OF DEFAULT....................................................................38
SECTION 8. CONVERSION...........................................................................40
     8.1 Conversion Right.......................................................................40
     8.2 Exercise of Conversion Right; Issuance of Shares of Common Stock on Conversion.........42
     8.3 Cash Payment in Lieu of Fractional Shares..............................................43
     8.4 Conversion Price.......................................................................44
     8.5 Adjustments to the Conversion Price....................................................44
     8.6 Stamp and Other Duties and Exchange Costs..............................................49
     8.7 Reservation of Shares; Shares to be Fully Paid; Listing of Shares of Common Stock......49
     8.8 Responsibility of the Agent............................................................50
     8.9 Notice to Lenders Prior to Certain Actions.............................................50
SECTION 9. THE AGENT............................................................................51
     9.1 Appointment............................................................................51
     9.2 Delegation of Duties...................................................................51
     9.3 Exculpatory Provisions.................................................................51
     9.4 Reliance by Agent......................................................................51
     9.5 Notice of Default......................................................................52
     9.6 Non-Reliance on Agent and Other Lenders................................................52
     9.7 Indemnification........................................................................52

     9.8 Agent in Its Individual Capacity.......................................................53
     9.9 Successor Agent........................................................................53
SECTION 10. MISCELLANEOUS.......................................................................53
     10.1 Amendments and Waivers................................................................53
     10.2 Notices...............................................................................54
     10.3 No Waiver; Cumulative Remedies........................................................55
     10.4 Survival of Representations and Warranties............................................55
     10.5 Payment of Expenses and Taxes.........................................................55
     10.6 Successors and Assigns; Participations and Assignments................................56
     10.7 Adjustments; Set-off..................................................................58
     10.8 Counterparts..........................................................................58
     10.9 Severability..........................................................................59
     10.10 Integration..........................................................................59
     10.11 Governing Law........................................................................59
     10.12 Submission To Jurisdiction; Waivers..................................................59
     10.13 Acknowledgments......................................................................60
     10.14 Waivers of Jury Trial................................................................60
     10.15 Confidentiality......................................................................60
     10.16 Limitation on Interest...............................................................60

SCHEDULES

Schedule I        Lenders, Commitments, and Lending Offices
Schedule 1.1(a)   Milestones
Schedule 1.1(b)   Terms of Convertible PIK Preferred Stock
Schedule 1.1(c)   Terms of Split Rate Subordinated Notes
Schedule 3.1(a)   Exceptions to Financial Statements
Schedule 3.1(b)   Sale/Acquisition Disclosure
Schedule 3.2      Certain Events
Schedule 3.3      Good Standing
Schedule 3.6      Litigation
Schedule 3.7      Default on Contractual Obligations
Schedule 3.15     Subsidiaries
Schedule 3.16     UCC Filing Locations
Schedule 3.22     Environmental Matters
Schedule 6.2      Existing Indebtedness

Schedule 6.3      Existing Guarantee Obligations
Schedule 6.6      Assets to be Sold
Schedule 8.1      Stock Legend

EXHIBITS

Exhibit A   Form of Note
Exhibit B   Form of Intercreditor Agreement
Exhibit C   Form of Pledge Agreement
Exhibit D   Form of Registration Rights Agreement
Exhibit E   Form of Security Agreement
Exhibit F   Form of Subsidiaries Guarantee
Exhibit G   Form of Non-Bank Status Certificate
Exhibit H   Form of Borrowing Certificate
Exhibit I   Form of Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.
Exhibit J   Form of Assignment and Acceptance
Exhibit K   Form of Conversion Notice

                          CONVERTIBLE LOAN AGREEMENT

          CONVERTIBLE LOAN AGREEMENT, dated as of December 23, 1998, among HEALTHCOR HOLDINGS, INC., a Delaware corporation (the "Borrower"), the lenders
                                                       --------
from time to time parties to this Agreement (the "Lenders") and CREDIT SUISSE
                                                  -------
FIRST BOSTON MANAGEMENT CORPORATION, as agent for the Lenders hereunder.

                                   RECITALS

          The Borrower has requested that the Lenders make senior secured term loans to the Borrower in the aggregate principal amount of $6,000,000, the proceeds of which would be used to reduce certain payables of the Borrower and its subsidiaries, for other working capital purposes of the Borrower and its subsidiaries in the ordinary course of business and to pay fees and expenses incurred in connection herewith. The Lenders are willing to make such credit available to the Borrower, but only on the terms, and subject to the conditions, set forth in this Agreement.

          The parties hereto hereby agree as follows:

          SECTION 1.    DEFINITIONS

          1.1  Defined Terms.  As used in this Agreement, the following terms
               -------------
shall have the following meanings:

          "Affiliate":  as to any Person, any other Person (other than a
           ---------
     Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person (including, with its correlative
                  -------
     meanings, "controlled by" and "under common control with") means the power,
                -------------       -------------------------
     directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Agent":  Credit Suisse First Boston Management Corporation, together
           -----
     with its affiliates, as the arranger of the Commitments and as the agent for the Lenders under this Agreement and the other Loan Documents.

          "Agreement":  this Convertible Loan Agreement, as amended,
           ---------
     supplemented or otherwise modified from time to time.

          "Borrower":  as defined in the heading to this Agreement.
           --------

          "Borrowing Date":  any Business Day specified in a notice pursuant to
           --------------
     Section 2.3 as a date on which the Borrower requests the Lenders to make Loans hereunder.

          "Business":  as defined in Section 3.22.
           --------

          "Business Day":  a day other than a Saturday, Sunday or other day on
           ------------
     which commercial banks in New York City are authorized or required by law to close.

          "Capital Stock":  any and all shares, interests, participations or
           -------------
     other equivalents (however designated) of capital stock of a corporation, any and all similar ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "Cash Equivalents":  (a) securities with maturities of 90 days or less
           ----------------
     from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of 90 days or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by Standard and Poor's Ratings Group ("S&P") or P-1 or the equivalent thereof by
                                ---
     Moody's Investors Service, Inc. ("Moody's") and in either case maturing
                                       -------
     within 90 days after the day of acquisition, (e) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

          "Closing Date":  the date on which the conditions precedent set forth
           ------------
     in Section 4.1 shall be satisfied.

          "Closing Price": the closing price of the shares of Common Stock on a
           -------------
     Qualifying Stock Exchange or, if the shares of Common Stock are listed on more than one such exchange, the average of such closing prices on all such exchanges.

          "Code":  the Internal Revenue Code of 1986, as amended from time to
           ----
     time.

          "Collateral":  all property and interests in property of the Loan
           ----------
     Parties, now owned or hereinafter acquired, upon which a Lien is purported to be created by any Security Document.

          "Commitment":  as to any Lender, its obligation to make a Loan to the
           ----------
     Borrower pursuant to Section 2.1 in the amount set forth opposite such Lender's name on Schedule I.

          "Commitment Percentage":  as to any Lender, the percentage equal to
           ---------------------
     the quotient of such Lender's Commitment divided by the aggregate Commitments.

          "Commonly Controlled Entity":  an entity, whether or not incorporated,
           --------------------------
     which is under common control with the Borrower within the meaning of
     Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

          "Common Stock": the Common Stock, par value $0.01 per share, of the
           ------------
     Borrower as the same exists at the date of execution and delivery of this Agreement or as such stock may be reconstituted from time to time.

          "Contractual Obligation":  as to any Person, any provision of any
           ----------------------
     security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Conversion Notice": as defined in Section 8.2(a).
           -----------------

          "Conversion Price": as defined in Section 8.4(a).
           ----------------

          "Conversion Right": as defined in Section 8.1(a).
           ----------------

          "Convertible PIK Preferred Stock": preferred stock issued by the
           -------------------------------
     Borrower having an aggregate liquidation preference of not more than $34,400,000 on the terms set forth on Schedule 1.1(b), and otherwise on terms and conditions satisfactory to the Agent.

          "Credit Exposure":  as to any Lender at any time, (a) if the Loans
           ---------------
     have not been made at such time, its Commitment, and (b) if the Loans have been made, the unpaid principal amount of its Loan.

          "Credit Exposure Percentage":  as to any Lender at any time, the
           --------------------------
     fraction (expressed as a percentage), the numerator of which is the Credit Exposure of such Lender at such time and the denominator of which is the aggregate Credit Exposures of all of the Lenders at such time.

          "Default":  any of the events specified in Section 7, whether or not
           -------
     any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "Dollars" and "$":  dollars in lawful currency of the United States of
           -------       -
     America.

          "Environmental Laws":  any and all foreign, Federal, state, local or
           ------------------
     municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

          "11% Senior Note Indenture": the Indenture, dated as of December 1,
           -------------------------
     1997, among the Borrower, as issuer, the guarantors signatories thereto as guarantors, and Norwest Bank Minnesota, N.A., as trustee, as modified by the First Supplemental Indenture thereto, dated December 2, 1997, the Second Supplemental Indenture thereto dated December 3, 1997, and the Forbearance Letter, and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with Section 6.11.

          "11% Senior Notes": the Borrower's 11% Senior Notes due 2004, issued
           ----------------
     pursuant to the 11% Senior Note Indenture in an original aggregate principal amount of $80,000,000.

          "ERISA":  the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time.

          "Event of Default":  any of the events specified in Section 7;
           ----------------
     provided that any requirement for the giving of notice, the lapse of time,
     --------
     or both, or any other condition, has been satisfied.

          "Exchange Offer": the exchange offer of the Borrower to the holders of
           --------------
     the 11% Senior Notes, offering to exchange each $1,000 principal amount of 11% Senior Notes for (a) $625 principal amount of Split Rate Subordinated Notes and (b) shares of Convertible PIK Preferred Stock having an aggregate liquidation preference of $430.

          "Expiration Time": as defined in Section 8.5(g).
           ---------------

          "Federal Funds Effective Rate":  for any day, the weighted average of
           ----------------------------
     the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

          "Financing Lease":  any lease of property, real or personal, the
           ---------------
     obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

          "Forbearance Letter": the letter agreement, dated the date hereof,
           ------------------
     between Credit Suisse First Boston Corporation and the Loan Parties, pursuant to which Credit Suisse First Boston Corporation shall agree to forbear from exercising remedies under the 11% Senior Note Indenture with respect to certain events of default under the 11% Senior Note Indenture, as the same may be amended, supplemented or otherwise modified from time to time.

          "GAAP":  generally accepted accounting principles in the United States
           ----
     of America in effect from time to time.

          "Governing Documents":  as to any Person, its articles or certificate
           -------------------
     of incorporation and by-laws, its partnership agreement, its certificate of formation and operating agreement, and/or the other organizational or governing documents of such Person.

          "Governmental Authority":  any nation or government, any state or
           ----------------------
     other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantee Obligation":  as to any Person (the "guaranteeing person"),
           --------------------                           -------------------
     any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person
                                -------------------
     (the "primary obligor") in any manner, whether directly or indirectly,
           ---------------
     including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided,
                                                                     --------
     however, that the term Guarantee Obligation shall not include endorsements
     -------
     of instruments for deposit or collection in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have
                           ---------       ----------
     a correlative meaning. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

          "HCFP": HCFP Funding, Inc., a Delaware corporation.
           ----

          "HCFP Loan Agreement": the Loan and Security Agreement, dated as of
           -------------------
     May 19, 1998, among Healthcor, Inc., the Borrower, Healthcor Oxygen & Medical Equipment, Inc., Healthcor Pharmacy, Inc., PHHN, Inc., Healthcor Rehabilitation Services, Inc., HC Personnel Resources, Inc. and Carenetwork, Inc., as modified by Amendment No. 1 thereto dated as of September 14, 1998, Amendment No. 2 thereto dated as of November, 1998, and by the Intercreditor Agreement, and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with
     Section 6.11.

          "HCFP Loan Documents": collectively, the HCFP Loan Agreement and the
           -------------------
     other "Loan Documents" as defined therein.

          "Indebtedness":  of any Person at any date, without duplication, (a)
           ------------
     all indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person in respect of letters of credit, acceptances or similar instruments issued or created for the account of such Person and (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

          "Insolvency":  with respect to any Multiemployer Plan, the condition
           ----------
     that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "Insolvent":  pertaining to a condition of Insolvency.
           ---------

          "Interest Payment Date":  the last Business Day of each month and the
           ---------------------
     Maturity Date (or such earlier date on which the Loans shall become due and payable pursuant to this Agreement), commencing January 29, 1999.

          "Intercreditor Agreement":  the Intercreditor and Subordination
           -----------------------
     Agreement to be executed and delivered by HCFP, the Agent and the Borrower, substantially in the form of Exhibit B, as the same may be amended, supplemented or otherwise modified from time to time.

          "Lending Office": for each Lender, the lending office of such Lender
           --------------
     designated on Schedule I hereto (or any other lending office from time to time notified to the Agent by such Lender ) as the office at which its Loans are to be made and maintained.

          "Lien":  any mortgage, pledge, hypothecation, assignment, deposit
           ----
     arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing), and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing.

          "Loan":  as defined in Section 2.1.
           ----

          "Loan Documents":  this Agreement, the Notes, the Subsidiaries
           --------------
     Guarantee, the Security Documents, the Intercreditor Agreement and the Registration Rights Agreement.

          "Loan Parties":  the Borrower and each Subsidiary of the Borrower
           ------------
     which is a party to a Loan Document.

          "Material Adverse Effect":  a material adverse effect on (a) the
           -----------------------
     business, operations, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of the Agent or the Lenders hereunder or thereunder.

          "Material Environmental Amount":  an amount payable by the Borrower
           -----------------------------
     and/or its Subsidiaries in excess of $100,000 for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof.

          "Materials of Environmental Concern":  any gasoline or petroleum
           ----------------------------------
     (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "Maturity Date":  December 31, 1999.
           -------------

          "Milestone": each of the events listed on Schedule 1.1(a) under the
           ---------
     heading "Milestones".

          "Milestone Date": with respect to each Milestone, the date set forth
           --------------
     opposite such Milestone on Schedule 1.1(a) under the heading "Milestone Date".

          "Multiemployer Plan":  a Plan which is a multiemployer plan as defined
           ------------------
     in Section 4001(a)(3) of ERISA.

          "Net Proceeds":  (i) the aggregate cash consideration received by the
           ------------
     Borrower or a Subsidiary in connection with any transaction referred to in
     Section 2.6 less (ii) (A) any portion of such consideration required to be
                 ----
     paid to HCFP pursuant to the HCFP Loan Documents and the Intercreditor Agreement or to any obligee under any Financing Lease permitted by this Agreement, and (B) the expenses (including out-of-pocket expenses) incurred by the Borrower or such Subsidiary in connection with such transaction (including reasonable brokerage commissions and fees), (C) the amount of any federal and state taxes incurred in connection with such transaction, and (D) reserves requires to be maintained in accordance with GAAP against foreseeable sale-related liabilities, in each case as certified by a Responsible Officer to the Agent at the time of such transaction.

          "Non-Bank Status Certificate":  as defined in Section 2.10(b)(i)(B).
           ---------------------------

          "Non-Excluded Taxes":  as defined in Section 2.10(a).
           ------------------

          "Note":  as defined in Section 2.2.
           ----

          "Obligations":  the unpaid principal amount of, and interest
           -----------
     (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans, and all other obligations and liabilities of the Loan Parties to the Agent and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with this Agreement, the Notes, the Subsidiaries Guarantee, the Security Documents and any other Loan Documents and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by a Loan Party pursuant to the terms of the Loan Documents) or otherwise.

          "Participant":  as defined in Section 10.6(b).
           -----------

          "PBGC":  the Pension Benefit Guaranty Corporation established pursuant
           ----
     to Subtitle A of Title IV of ERISA.

          "Person":  an individual, partnership, corporation, limited liability
           ------
     company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Plan":  at a particular time, any employee benefit plan which is
           ----
     covered by Title IV of ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreement":  the Pledge Agreement to be executed and delivered
           ----------------
     by the Borrower, substantially in the form of Exhibit C, as the same may be amended, supplemented or otherwise modified from time to time.

          "Properties":  as defined in Section 3.22.
           ----------

          "Purchased Shares": as defined in Section 8.5(g).
           ----------------

          "Qualifying Stock Exchange": the New York Stock Exchange, the American
           -------------------------
     Stock Exchange or the NASDAQ National Market.

          "Recapitalization":  the collective reference to the Exchange Offer,
           ----------------
     the issuance of the Split Rate Subordinated Notes and the Convertible PIK Preferred Stock in connection therewith, and the making of the Loans hereunder.

          "Reference Date": as defined in Section 8.5(f).
           --------------

          "Register":  as defined in Section 10.6(d).
           --------

          "Registration Rights Agreement": the Registration Rights Agreement to
           -----------------------------
     be made by the Borrower and the Agent for the benefit of the Lenders, substantially in the form of Exhibit D, as the same may be amended, supplemented or otherwise modified from time to time.

          "Regulation U":  Regulation U of the Board of Governors of the Federal
           ------------
     Reserve System as in effect from time to time.

          "Reorganization":  with respect to any Multiemployer Plan, the
           --------------
     condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "Reportable Event":  any of the events set forth in Section 4043(b) of
           ----------------
     ERISA, other than those events as to which the thirty day notice period is waived under Sections .21, .22, .23, .26, .27 or .28 of PBGC Reg. (S) 4043.

          "Required Lenders":  at any time, Lenders the Credit Exposure
           ----------------
     Percentages of which aggregate more than 50%.

          "Requirement of Law":  as to any Person, the certificate of
           ------------------
     incorporation and by-laws or other organizational or Governing Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer":  the chief executive officer and the president
           -------------------
     of the Borrower or, with respect to financial matters, the chief financial officer of the Borrower.

          "Security Agreement":  the Security Agreement to be executed and
           ------------------
     delivered by the Borrower and each Subsidiary Guarantor, substantially in the form of Exhibit E, as the same may be amended, supplemented or otherwise modified from time to time.

          "Security Documents":  the collective reference to the Pledge
           ------------------
     Agreement, the Security Agreement, and all other security documents hereafter delivered to the Agent granting a Lien on any asset or assets of any Person to secure any of the Obligations or to secure any guarantee of any such Obligations.

          "Shared Collateral": the "Collateral", as defined in the HCFP Loan
           -----------------
     Agreement.

          "Single Employer Plan":  any Plan which is covered by Title IV of
           --------------------
     ERISA, but which is not a Multiemployer Plan.

          "Split Rate Subordinated Notes": senior subordinated notes to be
           -----------------------------
     issued by the Borrower having an aggregate principal amount of not more than $50,000,000 on the terms set forth on Schedule 1.1(c), and otherwise on terms and conditions satisfactory to the Agent.

          "Subsidiaries Guarantee": the Guarantee to be executed and delivered
           ----------------------
     by each Subsidiary, substantially in the form of Exhibit F, as the same may be amended, supplemented or otherwise modified from time to time.

          "Subsidiary":  as to any Person, a corporation, partnership or other
           ----------
     entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

          "Subsidiary Guarantor":  any Subsidiary party to the Subsidiaries
           --------------------
     Guarantee as a guarantor.

          "Trading Day": with respect to a securities exchange or automated
           -----------
     quotation system, a day on which such exchange or system is open for a full day of trading.

          "Transferee":  as defined in Section 10.6(f).
           ----------

          1.2  Other Definitional Provisions.  (a)  Unless otherwise specified
               -----------------------------
therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes or any certificate or other document made or delivered pursuant hereto.

          (b) As used herein and in any Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower and its Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


          SECTION 2.    AMOUNT AND TERMS OF COMMITMENTS


          2.1  Commitments. Subject to the terms and conditions hereof, each
               -----------
Lender severally agrees to make a term loan (a "Loan") to the Borrower on the
                                                ----
Closing Date in an amount not to exceed the amount of the Commitment of such Lender then in effect; provided, that the Commitments shall terminate at 3:00
                       --------
p.m., New York City time, on December 28, 1998, if the Loans have not been made prior to that time.

          2.2  Notes.  The Loan of each Lender shall be evidenced by a
               -----
promissory note of the Borrower, substantially in the form of Exhibit A with appropriate insertions as to payee, date and principal amount (a "Note"),
                                                                  ----
payable to the order of such Lender and representing the obligation of the Borrower to pay the amount of the Loan made by such Lender. Each Lender is hereby authorized to record the date, and amount of its Loan and the date and amount of each payment or prepayment of principal thereof, on the schedule annexed to and constituting a part of its Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded;
           ----- -----
provided, that the failure of such Lender to make any such recordation shall not
--------
impair or otherwise affect the validity or enforceability of its Note. Each Note shall (a) be dated the Closing Date, (b) be stated to mature on the Maturity Date, and (c) bear interest for the period from the date thereof on the unpaid principal amount thereof at the applicable interest rates per annum specified in
Section 2.4. Interest on the Notes shall be payable on the dates specified in
Section 2.4(b).

          2.3  Procedure for Borrowing.  The Borrower shall give the Agent
               -----------------------
irrevocable notice (which notice must be received by the Agent 10:00 a.m., New York City time on the Closing Date requesting that the Lenders make the Loans on the Closing Date and specifying (i) the Closing Date, and (ii) the amount to be borrowed. Upon receipt of such notice the Agent shall promptly notify each Lender thereof. Not later than 11:00 a.m. on the Closing Date each Lender shall make available to the Agent at its office or to the account maintained by it, as specified in Section 10.2 the amount of such Lender's Loans in immediately available funds. The Agent shall on such date make available to the Borrower the aggregate of the amounts made available to the Agent by the Lenders, by wire transfer and in like funds as received by the Agent, to such account of the Borrower as may be specified by the Borrower in writing to the Agent.

          2.4  Interest Rates and Payment Dates.  (a) Each Loan shall bear
               --------------------------------
interest at 11.00% per annum, but in no event in excess of the maximum nonusurious interest rate permitted by applicable law .

          (b) If all or a portion of (i) any principal of any Loan, (ii) any interest payable thereon, or (iii) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), the principal of the Loans and any such overdue interest, or other amount shall bear interest at 13% per annum from the date of such non-payment until such overdue principal, interest, commitment fee or other amount is paid in full (as well after as before judgment), but in no event in excess of the maximum nonusurious interest rate permitted by applicable law.

          (c) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (b) of this Section
      --------
shall be payable from time to time on demand.

          2.5  Optional Prepayments.  The Borrower may at any time and from time
               --------------------
to time prepay the Loans, in whole or in part, without premium or penalty, upon at least four Business Days' irrevocable notice to the Agent, specifying the date and amount of prepayment. Upon receipt of any such notice the Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Amounts prepaid on account of the Loans may not be reborrowed. Partial prepayments pursuant to this Section shall be in an aggregate principal amount of $100,000 or a whole multiple thereof.

          2.6  Mandatory Prepayments.  Unless the Required Lenders otherwise
               ---------------------
agree, the Borrower shall prepay the Loans and reduce the Commitments in an amount equal to 100% of the Net Proceeds of any sale, lease, assignment, exchange or other disposition for cash of any asset or group of assets (including, without limitation, insurance proceeds paid as a result of any destruction, casualty or taking of any property of the Borrower or any Subsidiary), not made in the ordinary course of business, by the Borrower or any Subsidiary of the Borrower, in any such case no later than three Business Days following receipt by the Borrower or such Subsidiary of such proceeds, together with accrued interest to such date on the amount prepaid. Prepayments of Loans may not be reborrowed. Nothing in this Section 2.6 shall be construed to derogate any restriction or limitation contained in any Loan Document imposed on any transaction of the types described in this Section 2.6, including without limitation the restrictions set forth in Sections 6.5 and 6.6 hereof.

          2.7  Computation of Interest and Fees.  (a) Interest shall be
               --------------------------------
calculated on the basis of a 360-day year for the actual days elapsed.

          2.8  Pro Rata Treatment and Payments.  (a)  Each borrowing by the
               -------------------------------
Borrower from the Lenders hereunder, and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Commitment Percentages of the Lenders. Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Loans shall be made pro rata according to the respective outstanding principal amounts of the Loans then held by the Lenders. All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set-off or counterclaim and shall be made prior to 12:00 noon, New York City time, on the due date thereof to the Agent, for the account of the Lenders, at the Agent's office in New York, New York, and to the Agent's account specified in Section 10.2, in Dollars and in immediately available funds. The Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          (b) Unless the Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its Commitment Percentage of such borrowing available to the Agent, the Agent may assume that such Lender is making such amount available to the Agent, and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Agent. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. If such Lender's Commitment Percentage of such borrowing is not made available to the Agent by such Lender within three Business Days of such Borrowing Date, the Agent shall also be entitled to recover such amount with interest thereon at 11% per annum on demand, from the Borrower, but in no event or excess of the maximum nonusurious interest rate permitted by the applicable law.

          2.9  Requirements of Law.
               --------------------

          (a) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, the Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

          (b) If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrower (with a copy to the Agent) of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender to the Borrower (with a copy to the Agent) shall be conclusive in the absence of manifest error. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          2.10 Taxes.  (a)  All payments made by the Borrower under this
               -----
Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Agent or any Lender as a result of a present or former connection between the Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are
                                                   ------------------
required to be withheld from any amounts payable to the Agent or any Lender hereunder or under any Note, the amounts so payable to the Agent or such Lender shall be increased to the extent necessary to yield to the Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Borrower shall not be required to increase any such
--------  -------
amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of clause (b) of this Section. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.


          (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

          (i) (A) if such Lender is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, deliver to the Borrower and the Agent (x) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (y) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, or (B) if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224, deliver (x) a certificate substantially in the form of Exhibit G (a "Non-Bank Status Certificate") and (y) two
                                  ---------------------------
     completed and signed copies of Internal Revenue Service Form W-8 or successor applicable form;

          (ii) deliver to the Borrower and the Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

         (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Agent;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, (ii) in the case of a Non-Bank Status Certificate, that it is not a "bank" as such term is defined in
Section 881(c)(3)(A) of the Code, and (iii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to Section 9.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this Section, provided that
                                                                   --------
in the case of a Participant such Participant shall also furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

          2.11 Lending Offices; Change of Lending Office.  (a)  Loans of made
               -----------------------------------------
by any Lender shall be made and maintained at such Lender's Applicable Lending Office.

          (b) Each Lender agrees that if it makes any demand for payment under
Section 2.10(a), or if any adoption or change of the type described in Section
2.9 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under Section 2.10(a), or would eliminate or reduce the effect of any adoption or change described in Section 2.9.

          SECTION 3.    REPRESENTATIONS AND WARRANTIES

          To induce the Agent and the Lenders to enter into this Agreement and to make the Loans, the Borrower hereby represents and warrants to the Agent and each Lender that:

          3.1  Financial Condition.  (a) The consolidated balance sheet of the
               -------------------
Borrower and its consolidated Subsidiaries as at December 31, 1997 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by Arthur Anderson LLP, copies of which have heretofore been furnished to each Lender, present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. Except as set forth on Schedule 3.1(a), the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at September 30, 1998 and the related unaudited consolidated statements of income and of cash flows for the nine-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender, present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the nine-month period then ended (subject to normal year-end audit adjustments and absence of footnotes). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Neither the Borrower nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other financial derivative, which is not reflected in the foregoing statements or in the notes thereto and is required to be disclosed pursuant to GAAP. Except as set forth on Schedule 3.1(b), during the period from September 30, 1998 to and including the date hereof there has been no sale, transfer or other disposition by the Borrower or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of the Borrower and its consolidated Subsidiaries at September 30, 1998.

          (b) The operating forecast and cash flow projections of the Borrower and its consolidated Subsidiaries, copies of which have heretofore been furnished to the Lenders, have been prepared in good faith under the direction of a Responsible Officer of the Borrower, and in accordance with GAAP except that such forecast and projections do not include footnotes and other disclosures which may be required pursuant to GAAP. The Borrower has no reason to believe that as of the date of delivery thereof such operating forecast and cash flow projections are materially incorrect or misleading in any material respect, or omit to state any material fact which would render them misleading in any material respect.

          3.2  No Change.  (a) Except as set forth on Schedule 3.2, Since
               ---------
September 30, 1998 there has been no development or event which has had or could have a Material Adverse Effect, and (b) during the period from September 30, 1998 to and including the date hereof no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Borrower nor has any of the Capital Stock of the Borrower been redeemed, retired, purchased or otherwise acquired for value by the Borrower or any of its Subsidiaries.

          3.3  Existence; Compliance with Law.  Except as set forth on
               ------------------------------
Schedule 3.3, each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          3.4  Power; Authorization; Enforceable Obligations.  The Borrower
               ---------------------------------------------
has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement and any Notes and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person ("Approval") is
                                                                   --------
required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which the Borrower is a party other than Approvals which have been heretofore obtained or made; it being understood, however, that the continued performance by the Borrower and the other Loan Parties of their respective obligations under this Agreement and the other Loan Documents after the date hereof will require various Approvals, such as filings relating to environmental matters, ERISA matters, tax matters, intellectual property filings, filings to maintain corporate and similar standing and existence, filings pursuant to the Uniform Commercial Code and other security filings and recordings, filings with the Securities and Exchange Commission, Approvals necessary in connection with the Split Rate Subordinated Notes and the Convertible PIK Preferred Stock, routine filings in the ordinary course of business, and filings required in connection with the exercise by the Agent and the Lenders of remedies in connection with the Loan Documents. This Agreement has been, and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of the Borrower. This Agreement constitutes, and each other Loan Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          3.5  No Legal Bar.  Except as set forth on Schedule 3.7, the
               ------------
execution, delivery and performance of the Loan Documents to which the Borrower is a party, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of the Borrower or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation (other than Liens created by the Security Documents in favor of the Agent).

          3.6  No Material Litigation.  Except as set forth on Schedule 3.6,
               ----------------------
no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could have a Material Adverse Effect.

          3.7  No Default.  Except as set forth on Schedule 3.7, neither the
               ----------
Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          3.8  Ownership of Property; Liens.    Each of the Borrower and its
               ----------------------------
Subsidiaries has good record and indefeasible title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by Section 6.3.

          3.9  Intellectual Property.  The Borrower and each of its
               ---------------------
Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those which the failure to own or license could not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). No claim has been asserted and is pending by any
 ---------------------
Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property. The use of such Intellectual Property by the Borrower and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          3.10  No Burdensome Legal Restriction.  No Requirement of Law of the
                --------------------------------
Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

          3.11  Taxes.  Each of the Borrower and its Subsidiaries has filed or
                -----
caused to be filed all tax returns which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

          3.12 Federal Regulations.  No part of the proceeds of any Loans will
               -------------------
be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect, or for any purpose which violates, or which would be inconsistent with, the provisions of the regulations of such Board of Governors. If requested by any Lender or the Agent, the Borrower will furnish to the Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in said Regulation U.

          3.13 ERISA.  Neither a Reportable Event nor an "accumulated funding
               -----
deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent. The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of the Borrower and each Commonly Controlled Entity for post retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) does not, in the aggregate, exceed to any material degree the assets under all such Plans allocable to such benefits.

          3.14 Investment Company Act; Other Regulations.  The Borrower is not
               -----------------------------------------
an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board of Governors of the Federal Reserve System) which limits its ability to incur Indebtedness.

          3.15 Subsidiaries.  Schedule 3.15 sets forth the name of each direct
               ------------
or indirect Subsidiary of the Borrower, its form of organization, its jurisdiction of organization, the total number of issued and outstanding shares or other interests of Capital Stock thereof, the classes and number of issued and outstanding shares or other interests of Capital Stock of each such class, the name of each holder of Capital Stock thereof and the number of shares or other interests of such Capital Stock held by each such holder and the percentage of all outstanding shares or other interests of such class of Capital Stock held by such holders.

          3.16 Security Documents.  (a)  The provisions of each Security
               ------------------
Document are effective to create in favor of the Agent for the ratable benefit of the Lenders a legal, valid and enforceable security interest in all right, title and interest of the Loan Party party thereto in the "Collateral" described therein.

          (b) (i) When financing statements have been filed in the offices in the jurisdictions listed in Schedule 3.16, the Security Agreement shall constitute a fully perfected first Lien (or, with respect to (x) the Shared Collateral, second Lien subject only to the Lien created pursuant to HCFP Loan Documents and (y) equipment and other property subject to Financing Leases, second Lien subject only to the prior Liens created by such Financing Leases) on, and security interest in, all right, title and interest of the Borrower in the "Collateral" described therein, which can be perfected by such filing.

          (ii) When certificates representing the Pledged Stock (as defined in the Pledge Agreement) are delivered to the Agent, together with stock powers endorsed in blank by a duly authorized officer of the pledgors thereof (or, with respect to the stock of HC Personnel Resources, Inc., and so long as certificates representing that stock is in the possession of HCFP, upon the execution and delivery of the Intercreditor Agreement), the Pledge Agreement shall constitute a fully perfected first Lien (or with respect to the Shared Collateral, second Lien subject only to the Lien created pursuant to the HCFP Loan Documents) on, and security interest in, all right, title and interest of the pledgors parties thereto in the "Collateral" described therein.

          (c) Neither the Borrower nor any Subsidiary owns any property, or has any interest in any property, that is not subject to a fully perfected first priority Lien (or, with respect to (x) the Shared Collateral, second Lien subject only to the Lien created pursuant to the HCFP Loan Documents and (y) equipment and other property subject to Financing Leases, second Lien subject only to the prior Liens created by such Financing Leases) on, or security interest in, such property in favor of the Agent, other than any such property having an aggregate fair market value at any one time not exceeding $250,000.

          3.17 Accuracy and Completeness of Information.  (a)  All factual
               ----------------------------------------
information, reports and other papers and data with respect to the Loan Parties (other than projections) furnished, and all factual statements and representations made, to the Agent or the Lenders by a Loan Party, or on behalf of a Loan Party, were, at the time the same were so furnished or made, when taken together with all such other factual information, reports and other papers and data previously so furnished and all such other factual statements and representations previously so made, complete and correct in all material respects, to the extent necessary to give the Agent and the Lenders true and accurate knowledge of the subject matter thereof in all material respects, and did not, as of the date so furnished or made, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which the same were made.

          (b) All projections with respect to the Loan Parties furnished by or on behalf of a Loan Party to the Agent or the Lenders were prepared and presented in good faith by or on behalf of such Loan Party. No fact is known to a Loan Party which materially and adversely affects or in the future is reasonably likely (so far as such Loan Party can reasonably foresee) to have a Material Adverse Effect which has not been set forth in the financial statements referred to in Section 3.1 or in such information, reports, papers and data or otherwise disclosed in writing to the Agent or the Lenders prior to the Closing Date.

          3.18 Labor Relations.  No Loan Party is engaged in any unfair labor
               ---------------
practice which could reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending or, to the best knowledge of each Loan Party and each of the Subsidiaries, threatened against a Loan Party before the National Labor Relations Board which could reasonably be expected to have a Material Adverse Effect and no grievance or arbitration proceeding arising out of or under a collective bargaining agreement is so pending or threatened; (b) no strike, labor dispute, slowdown or stoppage pending or, to the best knowledge of each Loan Party, threatened against a Loan Party; and (c) no union representation question existing with respect to the employees of a Loan Party and no union organizing activities are taking place with respect to any thereof.

          3.19 Insurance.  Each Loan Party has, with respect to its properties
               ---------
and business, insurance covering the risks, in the amounts, with the deductible or other retention amounts, and with the carriers, listed on Schedule 3.19, which insurance meets the requirements of Section 5.5 hereof and Section 5(m) of the Security Agreement as of the date hereof and the Closing Date.

          3.20 Solvency.  On the Closing Date, after giving effect on a pro
               --------
forma basis to the consummation of the Recapitalization and to the incurrence and discharge of all indebtedness and obligations being incurred or discharged on or prior to such date in connection herewith and therewith, (i) the amount of the "present fair saleable value" of the assets of the Borrower and of the Borrower and its Subsidiaries, taken as a whole, will, as of such date, exceed the amount of all "liabilities of the Borrower and of the Borrower and its Subsidiaries, taken as a whole, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (ii) the present fair saleable value of the assets of the Borrower and of the Borrower and its Subsidiaries, taken as a whole, will, as of such date, be greater than the amount that will be required to pay the liabilities of the Borrower and of the Borrower and its Subsidiaries, taken as a whole, on their respective debts as such debts become absolute and matured, (iii) neither the Borrower nor the Borrower and its Subsidiaries, taken as a whole, will have, as of such date, an unreasonably small amount of capital with which to conduct their respective businesses, and (iv) each of the Borrower and the Borrower and its Subsidiaries, taken as a whole, will be able to pay their respective debts as they mature. For purposes of this Section 3.20, "debt" means "liability on a claim", "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

          3.21 Purpose of Loans.  The proceeds of the Loans shall be used by
               ----------------
the Borrower for working capital purposes in the ordinary course of business.

          3.22 Environmental Matters.  Except as set forth on Schedule 3.22:
               ---------------------

          (a) The facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries (the "Properties") do not contain, and have
                                          ----------
not previously contained, any Materials of Environmental Concern in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) could give rise to liability under, any Environmental Law except in either case insofar as such violation or liability, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

          (b) The Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Borrower or any of its Subsidiaries (the "Business") which could materially interfere with the
                   --------
continued operation of the Properties or materially impair the fair saleable value thereof.

          (c) Neither the Borrower nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened except insofar as such notice or threatened notice, or any aggregation thereof, does not involve a matter or matters that is or are reasonably likely to result in the payment of a Material Environmental Amount.

          (d) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

          (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business except insofar as such proceeding, action, decree, order or other requirement, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Adverse Amount.

          (f) There has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

          3.23 Common Stock. As of the Closing Date, there were (a) 40,000,000
               ------------
shares of Common Stock and 10,000,000 shares of preferred stock authorized under the certificate of incorporation of the Borrower, (b) 10,092,680 shares of Common Stock issued and outstanding, and (c) not more than 400,000 shares of Common Stock reserved for issuance in respect of all outstanding options, warrants, securities convertible into or exchangeable for Common Stock, subscriptions, and similar rights (other than the Conversion Right).


          SECTION 4.    CONDITIONS PRECEDENT

          4.1  Conditions to Loans.  The agreement of each Lender to make the
               -------------------
Loan requested to be made by it is subject to the satisfaction, immediately prior to or concurrently with the making of such Loan on the Closing Date, of the following conditions precedent:

          (a)  Loan Documents.  The Agent shall have received:
               --------------

               (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower, with a counterpart for each Lender,

              (ii) for the account of each Lender, a Note of the Borrower conforming to the requirements hereof and executed by a duly authorized officer of the Borrower,

             (iii) the Pledge Agreement, executed and delivered by a duly authorized officer of the party thereto, with a counterpart or a conformed copy for each Lender,

              (iv) the Subsidiaries Guarantee, executed and delivered by a duly authorized officer of each of the parties thereto, with a counterpart or a conformed copy for each Lender,

               (v) the Security Agreement, each executed and delivered by a duly authorized officer of each of the parties thereto, with a counterpart or a conformed copy for each Lender,

              (vi) the Registration Rights Agreement, executed and delivered by a duly authorized officer of the Borrower, with a counterpart or a conformed copy for each Lender, and

             (vii) the Intercreditor Agreement, executed and delivered by a duly authorized officer of each of HCFP, the Borrower and the Agent, with a counterpart or a conformed copy for each Lender.

          (b)  Related Agreements.  The Agent shall have received, with a copy
               ------------------
     for each Lender, true and correct copies, certified as to authenticity by the Borrower, of the 11% Senior Note Indenture, each of the HCFP Loan Documents and such other documents or instruments as may be reasonably requested by the Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which the Borrower, or its Subsidiaries may be a party.

          (c)  Forbearances.  There shall have been entered into the Forbearance
               ------------
     Letter and any other necessary waivers or forbearance agreements with respect to certain outstanding and incipient events of default under the HCFP Loan Documents and the 11% Senior Note Indenture, in each case in form and substance satisfactory to the Agent, and the Agent shall have received fully executed copies of each waiver or forbearance agreement or other agreement or instrument evidencing such waivers or forbearances, and such other documents relative thereto as the Agent shall reasonably request, with copies for each of the Lenders.

          (d)  Borrowing Certificate.  The Agent shall have received, with a
               ---------------------
     counterpart for each Lender, a certificate of the Borrower and each Subsidiary Guarantor, dated the Closing Date, substantially in the form of Exhibit H, with appropriate insertions and attachments, satisfactory in form and substance to the Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower or such Subsidiary Guarantor, as the case may be.

          (e)  Corporate Proceedings of the Borrower.  The Agent shall have
               -------------------------------------
     received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of the Borrower authorizing (i) the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, (ii) the borrowings contemplated hereunder and (iii) the granting by it of the Liens created pursuant to the Security Documents, certified by the Secretary or an Assistant Secretary of the Borrower as of the Closing Date, which certificate shall be in form and substance satisfactory to the Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (f)  Borrower Incumbency Certificate.  The Agent shall have received,
               -------------------------------
     with a counterpart for each Lender, a certificate of the Borrower, dated the Closing Date, as to the incumbency and signature of the officers of the Borrower executing any Loan Document satisfactory in form and substance to the Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower.

          (g)  Corporate Proceedings of Subsidiaries.  The Agent shall have
               -------------------------------------
     received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of each Subsidiary of the Company which is a party to a Loan Document authorizing (i) the execution, delivery and performance of the Loan Documents to which it is a party and (ii) the granting by it of the Liens created pursuant to the Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of each such Subsidiary as of the Closing Date, which certificate shall be in form and substance satisfactory to the Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (h)  Subsidiary Incumbency Certificates.  The Agent shall have
               ----------------------------------
     received, with a counterpart for each Lender, a certificate of each Subsidiary of the Borrower which is a Loan Party, dated the Closing Date, as to the incumbency and signature of the officers of such Subsidiaries executing any Loan Document, satisfactory in form and substance to the Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of each such Subsidiary.

          (i)  Corporate Documents.  The Agent shall have received, with a
               -------------------
     counterpart for each Lender, true and complete copies of the certificate of incorporation and by-laws of each Loan Party, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of the such Loan Party.

          (j)  Good Standing Certificates.  The Agent shall have received, with
               --------------------------
     a copy for each Lender, certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of each Loan Party (i) in the jurisdiction of its organization and
     (ii) in each other jurisdiction where its ownership, lease or operation of property or the conduct of its business requires it to qualify as a foreign Person except, as to this subclause (ii), where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

          (k)  Consents, Licenses and Approvals.  The Agent shall have received,
               --------------------------------
     with a counterpart for each Lender, a certificate of a Responsible Officer of the Borrower (i) attaching copies of all consents, authorizations and filings referred to in Section 3.4, and (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Agent.

          (l)  Legal Opinions.  The Agent shall have received, with a
               --------------
     counterpart for each Lender, the executed legal opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel to the Borrower and the other Loan Parties, substantially in the form of Exhibit I. Such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Agent may reasonably require.

          (m)  Pledged Stock; Stock Powers.  The Agent shall have received the
               ---------------------------
     certificates representing the shares pledged pursuant to the Pledge Agreement (other than shares of HC Personal Resources, Inc., which are held by HCFP), together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof.
     Each Issuer referred to in the Pledge Agreement shall have delivered an acknowledgment of and consent to the Pledge Agreement, executed by a duly authorized officer of such Issuer, in substantially the form appended to the Pledge Agreement.

          (n)  Actions to Perfect Liens.  The Agent shall have received all duly
               ------------------------
     executed financing statements on form UCC-1, and shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, necessary or, in the opinion of the Agent, desirable to perfect the Liens created by the Security Documents shall have been completed or that arrangements satisfactory to the Agent to complete them have been made.

          (o)  Lien Searches.  The Agent shall have received the results of a
               -------------
     recent search by a Person satisfactory to the Agent, of the Uniform Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of each Loan Party, and the results of such search shall be satisfactory to the Agent.

          (p)  Insurance.  The Agent shall have received evidence in form and
               ---------
     substance satisfactory to it that all of the requirements of Section 5.5 hereof and Section 5(m) of the Security Agreement shall have been satisfied.

          (q)  Representations and Warranties.  Each of the representations and
               ------------------------------
     warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date.

          (r)  No Default.  No Default or Event of Default  shall have occurred
               ----------
     and be continuing on the Closing Date or after giving effect to the Loans requested to be made on such date.

          (s)  Additional Matters.  All corporate and other proceedings, and all
               ------------------
     documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement, and the other Loan Documents shall be satisfactory in form and substance to the Agent, and the Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.


          SECTION 5.    AFFIRMATIVE COVENANTS


          The Borrower hereby agrees that, so long as any of the Commitments remain in effect or any amount is owing to any Lender or the Agent hereunder or under any other Loan Document, the Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

          5.1  Financial Statements.  Furnish to each Lender:
               --------------------

          (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Arthur Anderson LLP or other independent certified public accountants of nationally recognized standing;

          (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and absence of footnotes);

          (c) as soon as available, but in any event not later than 30 days after the end of each calendar month, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

          (d) as soon as available, but in any event not later than the last Business Day of the week following each week, a "flash report" in form satisfactory to the Agent detailing collections, cash disbursements, payables and other information as agreed with the Agent for such week;

all such financial statements shall present fairly the financial condition of the Borrower and its Subsidiaries and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).


          5.2  Certificates; Other Information.  Furnish to each Lender:
               -------------------------------

          (a) concurrently with the delivery of the financial statements referred to in Section 5.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in Sections 5.1(a), (b) and (c), a certificate of a Responsible Officer (i) stating that, to the best of such Officer's knowledge, the Borrower during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and
     (ii) showing in detail the calculations supporting such Officer's certification of the Borrower's compliance with the requirements of Section 6.1(a) through 6.1(c);

          (c) within five days after the same are sent, copies of all financial statements and reports which the Borrower sends to its stockholders, and within five days after the same are filed, copies of all financial statements and reports which the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

          (d) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

          5.3  Payment of Obligations.  Pay, discharge or otherwise satisfy at
               ----------------------
or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except (i) as noted in Schedule 3.7 and (ii) where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

          5.4  Conduct of Business and Maintenance of Existence.  Continue to
               ------------------------------------------------
engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to Section 6.5; except as noted on Schedule 3.7, comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, have a Material Adverse Effect.

          5.5  Maintenance of Property; Insurance.  Keep all property useful
               ----------------------------------
and necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business, which insurance shall name the Agent as lender loss payee, in the case of property or casualty insurance, and as an additional insured, in the case of liability insurance; and furnish to each Lender, upon written request, full information as to the insurance carried.

          5.6  Inspection of Property; Books and Records; Discussions.  Keep
               ------------------------------------------------------
proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants.

          5.7  Notices.  Promptly give notice to the Agent and each Lender of:
               -------

          (a)  the occurrence of any Default or Event of Default;

          (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

          (c) any litigation or proceeding affecting the Borrower or any of its Subsidiaries in which the amount involved is $1,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

          (d) the acquisition by any Loan Party of any property or interest in property (including, without limitation, real property), but excluding property subject to Financing Leases permitted under this Agreement, that is not subject to a perfected Lien in favor of the Agent pursuant to the Security Documents;

          (e)  the occurrence of any transaction or occurrence referred to in
     Section 2.6, and the receipt of any Net Proceeds or any insurance proceeds as a result thereof (and the amount of any consideration or insurance proceeds in connection with such transaction or occurrence required to be paid to HCFP pursuant to the HCFP Loan Documents or to the obligee under any Financing Lease);

          (f) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan; and

          (g) any development or event which has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

          5.8  Environmental Laws.  (a)  Comply with, and ensure compliance by
               ------------------
all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws.

          (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

          5.9  Periodic Audit of Accounts Receivable and Inventory.  The Agent
               ---------------------------------------------------
shall be entitled to perform a periodic due diligence inspection, test and review of the accounts receivable and inventory of the Borrower and its Subsidiaries on a mutually convenient Business Day once during each calendar quarter and shall in each case be satisfied in all material respects with the results thereof; provided however, if the Agent in its reasonable judgment is
                 -------- -------
not satisfied that the results of any due diligence inspection, test, and review performed pursuant to this Section 5.9, the Agent shall be entitled to perform additional due diligence inspections, tests and reviews of such inventory and accounts receivable on mutually convenient Business Days during the succeeding twelve-month period until the Agent shall be so satisfied; and provided further,
                                                               -------- -------
that upon the occurrence and during the continuation of an Event of Default, the Agent shall be entitled to perform such additional due diligence inspections, tests and review of such accounts receivable as any Lender shall deem necessary or advisable.

          5.10 Additional Collateral; Additional Guarantors.  (a)  In the
               --------------------------------------------
event that the Borrower or any Subsidiary acquires any personal property or interest in personal property other than property made subject to a Lien permitted under Section 6.3(g), that is not subject to a perfected Lien in favor of the Agent pursuant to the Security Documents, the Borrower shall, and shall cause Subsidiary to, take such action (including, without limitation, the preparation and filing of mortgages or deeds of trust in form and substance satisfactory to the Agent) as the Agent shall request in order to create and/or perfect a Lien in favor of the Agent on such property.

          (b) In the event that the Borrower is permitted to acquire or form any additional Subsidiary, such Subsidiary shall execute a guarantee and a security agreement, or supplements to the Subsidiaries Guarantee and the Security Agreement, and the Borrower and/or any Subsidiary which is a holder of any Capital Stock of such Subsidiary shall execute such pledge agreements or supplements to the Pledge Agreement, each in form and substance satisfactory to the Agent, and shall take such other action as shall be necessary or advisable (including, without limitation, the execution of financing statements on form UCC-1) in order to perfect the Liens granted by such Subsidiary in favor of the Agent for the benefit of the Lenders and to effect and perfect the pledge of all of the Capital Stock of such Subsidiary in favor of the Agent for the benefit of the Lenders. Such Subsidiary shall thereupon become a Guarantor for all purposes under the Loan Documents, including, without limitation, Section 5.10(a) of this Agreement. The Agent shall be entitled to receive legal opinions of one or more counsel to the Borrower and such Subsidiary addressing such matters as the Agent or its counsel may reasonably request, including, without limitation, the enforceability of the guaranty and the security agreement to which such Subsidiary becomes a party and the pledge of the Capital Stock of such Subsidiary, and the creation, validity and perfection of the Liens so granted by such Subsidiary and the Borrower and/or other Subsidiaries to the Agent for the benefit of the Lenders.

          5.11 Relief From Automatic Stay in Bankruptcy.  (a)  Upon the
               ----------------------------------------
occurrence of an Event of Default under subparagraph (f)(i) or (ii) of Section 7 of this Agreement, the Borrower and each of its Subsidiaries, as applicable, shall immediately, upon request therefor by the Agent, deliver to the Agent its written consent to the entry of an order modifying the automatic stay provided for under 11 U.S.C. Section 362(a) (including any similar or analogous provision under applicable state law, the "Automatic Stay") to the extent necessary to
                                 --------------
permit the Agent to exercise and enforce any and all rights and remedies that the Agent has under the Loan Documents and applicable law.

          (b) Neither the Borrower nor any of its Subsidiaries shall seek, apply for or cause the entry of any order enjoining, staying or otherwise interfering with the exercise and enforcement of any of the Agent's rights or remedies under the Loan Documents and applicable law after the Automatic Stay shall have been modified under the circumstances contemplated under subparagraph
(a) of this Section 5.11 or otherwise.

          (c) The Borrower and each of its Subsidiaries acknowledge the exigent circumstances surrounding the execution and delivery of the Loan Documents and the making of the Loans, that the inclusion of this Section 5.11 in this Agreement and provision of the relief contemplated hereby is a material inducement to the making of the Loans and that the occurrence of an Event of Default under subparagraph (f)(i) or (ii) of Section 7 of this Agreement would constitute "cause" within the meaning of the Automatic Stay.

          5.12 Exchange Offer.  The Borrower shall, and shall cause each of
               --------------
its Subsidiaries to, use its best efforts to prosecute the successful consummation of the Exchange Offer, including without limitation, promptly creating or causing the creation of, entering into, and to the extent necessary or desirable in connection with the Exchange Offer, filing any and all agreements, documents and instruments which may be necessary or desirable in connection with the Exchange Offer, promptly addressing any comments or other communications from any Governmental Authority in connection therewith, and cooperating in all respects with the Agent and the Lenders in connection with the Exchange Offer.

          5.13 Landlord Waivers.  The Borrower shall, and shall cause each of
               ----------------
its Subsidiaries to, use commercially reasonable efforts to obtain a landlord's lien waiver and collateral access agreement from each landlord of any leased premises on which any material portion of the Collateral is located as soon as reasonably practicable following the Closing Date.


          SECTION 6.    NEGATIVE COVENANTS


          The Borrower hereby agrees that, so long as any of the Commitments remain in effect or any amount is owing to any Lender or the Agent hereunder or under any other Loan Document, the Borrower shall not, and (except with respect to Section 6.1) shall not permit any of its Subsidiaries to, directly or indirectly:


          6.1  Financial Condition Covenants.
               -----------------------------


          (a)  Minimum Cash Collections.  Permit the cash collections of the
               ------------------------
Borrower and its consolidated Subsidiaries during any month set forth below to be less than the amount set forth opposite such month below:

               Month                          Amount
               -----                          ------
               December 1998                $ 6,500,000
               January 1999                   9,110,000
               February 1999                 11,454,000
               March 1999                    10,925,000
               April 1999                     6,995,000
               May 1999                       7,245,000
               June 1999                      7,635,000
               July 1999                      7,675,000
               August 1999                    8,455,000
               September 1999                 8,015,000
               October 1999                   7,650,000

                                       32

               November 1999                  8,010,000
               December 1999                  8,090,000

          (b)  Maximum Cash Uses.  Permit the aggregate cash payments of the
               -----------------
Borrower and its consolidated Subsidiaries during any month in respect of direct and indirect salaries, other direct costs, payroll, indirect costs, and interest expense (but excluding balance sheet cash) to exceed (i) $8,000,000 for January 1999, and (ii) $6,500,000 for any month thereafter.

          (c)  Payables. Permit any of the accounts payable of the Borrower and
               --------
its Subsidiaries to be more than 30 days past due, or more than 75 days past invoice date.

          6.2  Limitation on Indebtedness.  Create, incur, assume or suffer to
               --------------------------
exist any Indebtedness, except:

          (a)  Indebtedness of the Borrower under this Agreement;

          (b) Indebtedness of the Borrower to any Subsidiary Guarantor and of any Subsidiary Guarantor to the Borrower or any other Subsidiary Guarantor;

          (c) incurrence of Indebtedness of the Borrower and any of its Subsidiaries incurred to finance the acquisition of fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) in an aggregate principal amount not exceeding as to the Borrower and its Subsidiaries $1,200,000 per quarter;

          (d) Indebtedness outstanding pursuant to the HCFP Loan Documents, or pursuant to a replacement credit facility on substantially the same terms or more favorable terms to the Lenders;

          (e)  the 11% Senior Notes;

          (f) from and after the consummation of the Exchange Offer, the Split Rate Subordinated Notes; and

          (g)  Indebtedness outstanding on the date hereof and listed on
     Schedule 6.2.

          6.3  Limitation on Liens.  Create, incur, assume or suffer to exist
               -------------------
any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:


          (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with
                                       --------
     respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings, and contractual and statutory landlords' Liens so long as the Borrower and its Subsidiaries are in compliance with Section 5.13;

          (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

          (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or such Subsidiary;

          (f) Liens in existence on the date hereof listed on Schedule 6.2, securing Indebtedness permitted by Section 6.2(g), provided that no such
                                                        --------
     Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby is not increased;

          (g) Liens securing Indebtedness of the Borrower and its Subsidiaries permitted by Section 6.2(c) incurred to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created substantially
                     --------
     simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price of such property of such property at the time it was acquired;

          (h)  Liens created pursuant to the Security Documents; and

          (i)  Liens created pursuant to the HCFP Loan Documents.

          6.4  Limitation on Guarantee Obligations.  Create, incur, assume or
               -----------------------------------
suffer to exist any Guarantee Obligation except:

          (a) Guarantee Obligations in existence on the date hereof and listed on Schedule 6.4;

          (b) Guarantee Obligations in favor of HCFP pursuant to the HCFP Loan Documents;

          (c) guarantees made in the ordinary course of its business by the Borrower of obligations of any of the Subsidiary Guarantors, which obligations are otherwise permitted under this Agreement; and

          (d)  the Subsidiaries Guarantee.

          6.5  Limitation on Fundamental Changes.  Enter into any merger,
               ---------------------------------
consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

          (a) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or
                           --------
     surviving corporation) or with or into any one or more wholly owned Subsidiaries of the Borrower (provided that the wholly owned Subsidiary or
                                   --------
     Subsidiaries shall be the continuing or surviving corporation); and

          (b) any wholly owned Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other wholly owned Subsidiary of the Borrower.


          6.6  Limitation on Sale of Assets.  Convey, sell, lease, assign,
               ----------------------------
transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person other than the Borrower or any wholly owned Subsidiary, except:

          (a) the sale or other disposition of obsolete or worn out property in the ordinary course of business, and the sale or other disposition of the assets listed on Schedule 6.6; provided that the Net Proceeds of each such
                                    --------
     transaction are applied to the prepayment of the Loans as provided in
     Section 2.6;

          (b)  the sale of inventory in the ordinary course of business;

          (c) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof; and

          (d)  as permitted by Section 6.5(b).

          6.7    . Reserved.

          6.8  Limitation on Dividends  .  Declare or pay any dividend (other
               -----------------------
than dividends payable solely in common stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any warrants or options to purchase any such Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called
"Restricted Payments"), except that:
--------------------

          (a) from and after the issuance of the Convertible PIK Preferred Stock, so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower may declare and pay dividends on the Convertible PIK Preferred Stock in accordance with the terms thereof.

          6.9  Limitation on Capital Expenditures.  Make or commit to make (by
               ----------------------------------
way of the acquisition of securities of a Person or otherwise) any expenditure in respect of the purchase or other acquisition of fixed or capital assets (excluding any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations) except for expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and its Subsidiaries, during each period of six months ending on each June 30 and December 31 during the term of this Agreement, the sum of
(a) $500,000 and (b) the amount of any Indebtedness (including Financing Leases) incurred during such period pursuant to Section 6.2(c).

          6.10  Limitation on Investments, Loans and Advances.  Make any
                ---------------------------------------------
advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except :

          (a)  extensions of trade credit in the ordinary course of business;

          (b)  investments in Cash Equivalents; and

          (c) investments by the Borrower in Subsidiary Guarantors and investments by such Subsidiary Guarantors in the Borrower and in other Subsidiary Guarantors.

          6.11 Limitation on Optional Payments and Modifications of Debt
               ---------------------------------------------------------
Instruments.  (a)  Make any optional payment or prepayment on or redemption or
-----------
purchase of any Indebtedness (other than (x) the Loans and (y) Indebtedness under the HCFP Loan Agreement, and other than pursuant to the Exchange Offer), or (b) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of any Indebtedness (other than the Loans).

          6.12 Limitation on Transactions with Affiliates.  Enter into any
               ------------------------------------------
transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of the Borrower's or such Subsidiary's business and (c) upon fair and reasonable terms no less favorable to the Borrower or such

Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

          6.13 Limitation on Sales and Leasebacks.  Enter into any arrangement
               ----------------------------------
with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary.

          6.14 Limitation on Changes in Fiscal Year.  Permit the fiscal year
               ------------------------------------
of the Borrower to end on a day other than December 31.

          6.15 Limitation on Negative Pledge Clauses.  Enter into with any
               -------------------------------------
Person any agreement, other than (a) this Agreement, and (b) any industrial revenue bonds, purchase money mortgages, Financing Leases and operating leases permitted by this Agreement (in which cases, any prohibition or limitation shall only be effective against the assets financed thereby), (c) the HCFP Loan Documents, (d) the 11% Senior Note Indenture, (e) the Split Rate Senior Notes and any indenture relating thereto, and (f) customary restrictions contained in asset sale agreements for asset dispositions permitted under this Agreement and relating only to the assets subject to such disposition which prohibits or limits the ability of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

          6.16 Limitation on Lines of Business.  Enter into any type of
               -------------------------------
business, either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement.

          6.17 Governing Documents.  Amend its certificate of incorporation,
               -------------------
partnership agreement or other Governing Documents, without the prior written consent of the Required Lenders.

          6.18 Limitation on Subsidiary Formation.  Form any Subsidiaries
               ----------------------------------
unless, immediately upon the formation of such Subsidiary, all requirements of
Section 5.10 shall have been satisfied.

          6.19 Limitation on Securities Issuances.  (A)  Permit any Subsidiary
               ----------------------------------
to issue any shares of Capital Stock that are not "certificated securities" (as defined in (S) 8-102 of the Uniform Commercial Code as in effect in the State of New York on the date hereof) and are not pledged to the Agent pursuant to the Pledge Agreement or (B) issue or permit any Subsidiary to issue any shares of preferred stock, other than the Convertible PIK Preferred Stock pursuant to the Exchange Offer.

          SECTION 7.    EVENTS OF DEFAULT

          If any of the following events shall occur and be continuing:

          (a) The Borrower shall fail to pay any principal of any Loan when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder or under the other Loan Documents, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

          (b) Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c) The Borrower or any other Loan Party shall default in the observance or performance of any agreement contained in Section 6 or
     Section 8 of this Agreement, Section 5 of the Pledge Agreement, or Section 5 of the Security Agreement; or

          (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs
     (a) through (c) of this Section), and such default shall continue unremedied for a period of 15 days; or

          (e) (i) There shall occur any "Event of Default" as defined in the HCFP Loan Agreement or the 11% Senior Note Indenture, without giving effect to any waiver or forbearance thereof, or (ii) the Borrower or any of its Subsidiaries shall (A) default in any payment of principal of or interest of any other Indebtedness (other than the Loans, and other than non-current trade payables listed on Schedule 3.7 to the extent the same are in compliance with the payment terms specified on Schedule 3.7) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (B) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

          (f) (i) The Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 30 days; or (iii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 30 days from the entry thereof; or (iv) the Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i),
     (ii), or (iii) above; or (v) the Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could have a Material Adverse Effect; or

          (h) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $200,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

          (i) (i) Any of the Security Documents shall cease, for any reason, to be in full force and effect, or the Borrower or any other Loan Party which is a party to any of the Security Documents shall so assert or (ii) the Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

          (j) the Subsidiaries Guarantee shall cease, for any reason, to be in full force and effect or any Subsidiary Guarantor shall so assert; or

          (k) other than in connection with the Recapitalization, (i) any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) (A) shall have acquired beneficial ownership of 20% or more of any outstanding class of Capital Stock having ordinary voting power in the election of directors of the Borrower or (B) shall obtain the power (whether or not exercised) to elect a majority of the Borrower's directors or (ii) the Board of Directors of the Borrower shall not consist of a majority of Continuing Directors; "Continuing Directors" shall mean the directors of the Borrower on
      --------------------
     the Closing Date and each other director, if such other director's nomination for election to the Board of Directors of the Borrower is recommended by a majority of the then Continuing Directors;

          (l) Any Milestone shall not be accomplished on or prior to the Milestone Date applicable thereto;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) of this Section with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Agent may, or upon the request of the Required Lenders, the Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Agent may, or upon the request of the Required Lenders, the Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest, notice of acceleration, notice of interest to accelerate and all other notices of any kind are hereby expressly waived.

          SECTION 8.    CONVERSION

          8.1  Conversion Right.
               ----------------

          (a) Subject to and upon compliance with the provisions of this Section, each Lender shall have the right (the "Conversion Right"), at its
                                                ----------------
option, upon (x) the occurrence of
an Event of Default specified in Section 7(k), or (y) the Maturity Date, except to the extent that the Loans have been previously prepaid, to convert the principal amount of any such Loan, or any portion of such principal amount, into that number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount of the Loans or portion thereof to be so converted by the Conversion Price in effect at such time, by surrender of its Note in the manner provided in Section
8.2. A Lender is not entitled to any rights of a holder of shares of Common Stock until such Lender has converted its Loan to shares of Common Stock, and only to the extent such Loans are deemed to have been converted to shares of Common Stock under this Section 8. If any amount paid or prepaid in respect of any Loan is avoided, rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Loan Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Loan Party or any substantial part of its property, or otherwise, the Conversion Right with respect to such amount shall be reinstated or shall continue to be effective, all as though such payments had not been made.

          (b) Common Stock issuable upon conversion of any Loan will bear legends substantially in the form of those set forth on Schedule 8.1.

          (c) The Borrower shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance or delivery upon conversion of the Loans, the number of shares of Common Stock that will be required to be delivered in connection with such conversion pursuant to the terms of the Indenture.

          (d) If on the Closing Date or on the date the Conversion Price is adjusted pursuant to the provisions of Sections 8.4 and 8.5, the Borrower shall not have available sufficient authorized Common Stock for the purpose of issuance or delivery upon conversion of the Loans, the Borrower shall, within 180 days from the Closing Date and/or any such date of adjustment, obtain such additional authorized Common Stock for such purpose (the "Reservation Grace
                                                          -----------------
Period").  If any Reservation Grace Period shall have expired prior to the
------
Borrower's obtaining additional authorized Common Stock sufficient to meet its obligation under Section 8.1(c) (an "Authorization Default"), additional
                                     ---------------------
interest ("Authorization Default Liquidated Damages") will accrue on the Loans
           ----------------------------------------
from and including the day following such Authorization Default to but excluding the day on which such Authorization Default has been cured. Authorization Default Liquidated Damages will be paid monthly in arrears on each Interest Payment Date, with the first such payment due on the first Interest Payment Date following the date on which such Authorization Default Liquidated Damages begin to accrue and will accrue at a rate per annum of one quarter of one percent (0.25%) of the principal amount, to and including the 90th day following such Authorization Default and at a rate per annum of one half of one percent (0.50%) thereof from and after the 91st day following such Authorization Default. In no event will Authorization Default Liquidated Damages accrue at a rate per annum exceeding one half of one percent (0.50%).

          8.2  Exercise of Conversion Right; Issuance of Shares of Common Stock
               ----------------------------------------------------------------
on Conversion.
-------------

          (a) The Lenders have a Conversion Right which is exercisable in whole or in part at any time and from time to time, subject to the limitations set forth in Section 8.1(a). In order to exercise its Conversion Right, a Lender shall complete a notice in the then current form obtainable from the Agent and in the form of Exhibit K (a "Conversion Notice") (which may be accompanied by a
                             -----------------
share transfer form, or other instrument which may be required, signed by the Lender or may include an authorization signed by the Lender, authorizing the Lender's nominee to become the registered transferee and to execute any requisite transfer form or other instrument which may be required, on behalf of the Lender) and deliver such Conversion Notice and where appropriate, an executed share transfer form, or other instrument which may be required, to the Agent (together with the relevant Note) and any payment required by Section 8.6. Once given, a Conversion Notice shall be irrevocable and may not be withdrawn without the consent in writing of the Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower. The Agent shall deliver to the Borrower promptly after receipt each Conversion Notice and each such share transfer form or other instrument.

          (b) The Conversion Right of any Lender in respect of a Loan being prepaid pursuant to this Agreement and in respect of which the conditions required for conversion have not been satisfied by the relevant Lender by the end of the second Business Day prior to any date for prepayment thereof shall, except as provided below, thereupon terminate. Notwithstanding the foregoing, if there is a default in making full payment when due of the prepayment monies in respect of any Loan, the Conversion Right in respect thereof shall extend up to and including the date on which payment has been received by the relevant Lender. The Conversion Right of a Lender in respect of a Loan becoming due and payable as a result of the acceleration of the Loans following an Event of Default shall terminate on the date that payment with respect to such Loan has been received by such Lender.

          (c) In the event that any Lenders have elected to convert their Loans pursuant to this Section 8 by giving notice thereof to the Borrower in accordance with the terms of this Agreement, then any subsequent prepayment of the Loans shall not affect the right of such Lenders to receive shares of Common Stock and such Loans of such Lenders shall not be so prepaid. No earlier than 60 days and no later than 30 days prior to the Maturity Date, the Borrower shall deliver a notice to the Agent and the Lenders of the status of the Conversion Rights, if any, of the Lenders.

          (d) In order to exercise the Conversion Right with respect to any Loan, the Lender shall surrender its Note, duly endorsed, at the office of the Agent specified in Section 10.2 and shall give the Conversion Notice as specified in Section 8.2(a). Such Conversion Notice shall state the portion of the Loan of such Lender to be converted and the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 8.7. The Agent shall promptly notify the Borrower of such conversion and shall deliver such Note to the Borrower against delivery by the Borrower to the Agent, for the account of the Lender converting such Loan or portion thereof, of certificates for Common Stock receivable by such Lender upon such conversion. Each such Note surrendered for conversion shall, unless the shares of Common Stock issuable on conversion are to be issued in the same name as the registration of such Note, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Agent and the Borrower duly executed by the Lender or its duly authorized attorney.

          (e) As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares of Common Stock issuable on conversion are to be issued in a name other than that of the Lender (as if such transfer were a transfer of the Note or Notes (or portion thereof) so converted), the Borrower shall issue and shall deliver to the Agent, for the account of such Lender, at the office of the Agent specified in Section 10.2, a certificate or certificates for the number of shares of Common Stock issuable upon the conversion of such Note or portion thereof in accordance with the provisions of this Section and a check or cash in respect of any fractional interest in respect of a share Common Stock arising upon such conversion, as provided in Section 8.3. In case any Note shall be surrendered for partial conversion, the Borrower shall execute and deliver to Agent, for the account of such Lender, without charge to such Lender, a new Note in an aggregate principal amount equal to the unconverted portion of the surrendered Note.

          (f) Each conversion shall be deemed to have been effected as to any such Loan (or portion thereof) within 3 Business Days of the date on which the requirements set forth above in this Section 8.2 have been satisfied as to such Loan (or portion thereof), and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall become the holder of record of the shares represented thereby on such conversion date; provided, however, that any such surrender on any date when the
                 --------
stock transfer books of the Borrower shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Note shall be surrendered.

          (g) Interest on the principal amount of any Loan or portion thereof surrendered for conversion shall cease to accrue from and after the effective date of such conversion.

          8.3  Cash Payment in Lieu of Fractional Shares.
               -----------------------------------------

          No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Loans. If any fractional share of stock otherwise would be issuable upon the conversion of any Loan or Loans, the Borrower shall make an adjustment therefor in cash at the current market value thereof to the Lenders of such Loans. Upon exercise of its Conversion Right a Lender shall, when delivering the relevant Conversion Notice or no later than 21 days following the relevant Conversion Date, give directions to the

Agent for payment of any cash sum (rounded up to the nearest $0.01) which such Lender is entitled to receive pursuant to this Section 8.3 and which shall be paid by way of U.S. Dollar check drawn on a bank in the City of New York or, by wire transfer to a U.S. Dollar account maintained by the Lender with a bank in the City of New York.

          8.4  Conversion Price.
               ----------------

          (a) The initial conversion price of the Loans will be $2.379448 per share of Common Stock (as adjusted in accordance with the terms of this Agreement, from time to time, the "Conversion Price").
                                   ----------------

          (b) Upon receipt of a Conversion Notice from a Lender, the Borrower shall promptly file with the Agent a certificate of a Responsible Officer setting forth the applicable Conversion Price and setting forth all the information relevant to a determination of such Conversion Price.

          8.5  Adjustments to the Conversion Price.
               -----------------------------------

          (a) The Conversion Price is subject to adjustment hereunder in certain events, including: (i) the issuance of Common Stock of the Borrower as a dividend or distribution on Common Stock of the Borrower; (ii) certain subdivisions and combinations of the Common Stock of the Borrower; (iii) the issuance to all holders of Common Stock of the Borrower of certain rights or warrants to purchase Common Stock of the Borrower (provided that the Conversion Price will be readjusted to the extent that such rights or warrants are not exercised prior to the expiration thereof); (iv) the distribution to all holders of Common Stock of the Borrower of shares of Capital Stock of the Borrower (other than Common Stock) or evidences of Indebtedness of the Borrower or assets (including securities, but excluding those rights, warrants, dividends and distributions referred to above or paid in cash); (v) distributions consisting of cash; and (vi) payment in respect of a tender offer or exchange offer by the Borrower or any Affiliate of the Borrower. In the event of a distribution to substantially all holders of the Borrower's Common Stock of rights to subscribe for additional shares of the Borrower's Capital Stock as provided in clause
(iii) above, the Borrower may, instead of making any adjustment in the Conversion Price, make proper provision so that each Lender who converts such Loan after the record date for such distribution and prior to the expiration or redemption of such rights shall be entitled to receive upon such conversion, in addition to shares of Common Stock of the Borrower, an appropriate number of such rights. If any adjustment is required to be made as set forth in clause (v) above as a result of a cash distribution, such adjustment would be based upon the full amount of the distribution.

          (b) If the Borrower issues (i) shares of Common Stock for a consideration per share less than the current market value per share (determined as provided in subparagraph (h) of this Section 8.5), or (ii) any securities convertible into or exchangeable for Common Stock initially deliverable upon conversion or exchange of such securities that is less than the then current market value per share (determined as provided in subparagraph (h) of this
Section 8.5) on the date of issuance of such securities (but excluding, among other things, issuances otherwise permitted under this Agreement (a) pursuant to any bona fide plan for the benefit of employees, directors or consultants of the Borrower now or hereafter in effect; (b) to acquire all or any portion of a business in an arm's-length transaction between the Borrower and an unaffiliated third party including, if applicable, issuances upon exercise of options or warrants issued in connection with such an acquisition; (c) in a bona fide public offering pursuant to a firm commitment underwriting or sales at the market pursuant to a continuous stock offering program; and (d) pursuant to the exercise of warrants, rights (including, without limitation, earnout rights) or options, or upon the conversion of convertible securities, which are issued and outstanding on the date hereof, or which may be issued in the future at fair value and with an exercise price or conversion price at least equal to the current market value of the Common Stock (determined as provided in subparagraph (h) of this Section 8.5) at the date of issuance of such warrant, right, option or convertible security), then the Conversion Price of the Loans to be in effect after the date of such issuance shall be determined by multiplying the Conversion Price thereof in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the number of shares of such Common Stock outstanding on the date of, but immediately prior to, such issuance or such record date plus the number of shares of such Common Stock the
            ----
aggregate offering price of the total number of shares of such Common Stock so to be issued or to be offered for subscription or purchase (or the aggregate initial Conversion Price of the convertible securities so to be offered) would purchase at such then current market price (determined as provided in subparagraph (h) of this Section 8.5) and the denominator of which shall be the number of shares of Common Stock outstanding on the date of, but immediately prior to, such issuance plus the number of additional shares of such Common
                        ----
Stock to be issued or to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by an independent investment banking firm reasonably acceptable to the Borrower and the Agent and Lenders holding a majority in principal amount of such Loans (the cost of the engagement of said investment banking firm to be borne by the Borrower). Such adjustment shall be made successively whenever the date of such issuance is fixed (which date of issuance shall be the record date for such issuance if a record date therefor is fixed); and, in the event that such shares or options, rights or warrants are not so issued, such Conversion Price shall again be adjusted to be such Conversion Price which would then be in effect if the date of such issuance had not been fixed.

          (c) In the case of (i) any reclassification of the Common Stock of the Borrower, or (ii) a consolidation, merger or combination involving the Borrower or a sale or conveyance to another Person of the property and assets of the Borrower as an entirety or substantially as an entirety, in each case as a result of which holders of Common Stock shall be entitled to receive stock, other securities, other property or assets (including cash) with respect to or in exchange for such Common Stock, the Lenders will generally be entitled thereafter to convert such Loans for any kind and amount of shares of stock, other securities or other property or assets (including cash) which they would have owned or been entitled to receive upon such reclassification, consolidation, merger, combination, sale or conveyance had such Loans been converted into Common Stock immediately prior to such reclassification, consolidation, merger, combination, sale or conveyance assuming that a Lender would not have exercised any rights of election as to the stock, other securities or other property or assets (including cash) receivable in connection therewith. In the event that holders of Common Stock shall have the right to choose between or among two or more alternatives of stock, other securities, other property or assets (including cash) in exchange for their Common Stock, the Lenders, upon conversion of the Loans, shall have the right to choose between or among the same two or more alternatives; provided that, in the event that the
                               --------
holders of Common Stock shall be subject to restrictions on the percentage of one or more of the alternatives that they may receive in exchange for their Common Stock (irrespective of whether the restrictions are on a per share or a per class basis), each Lender shall be subject to the same restrictions with respect to the conversion of each Loan on a per Loan basis.

          (d) In case the Borrower shall pay a dividend or make a distribution on the Common Stock exclusively in Common Stock or securities convertible or exchangeable for Common Stock, the Conversion Price in effect at the opening of business of the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number or shares (and/or shares issuable upon any such conversion or exchange) constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subparagraph (d), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Borrower. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not occurred.

          (e) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (f) Subject to the last sentence of this subparagraph (f), in case the Borrower shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class or series of Capital Stock, cash or assets (including securities, but excluding any rights or warrants referred to in subparagraph (c) of this Section 8.5, any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in subparagraph (c) of this Section 8.5), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subparagraph (f) by a fraction of which the numerator shall be the current market price per share (determined as provided in subparagraph (h) of this
Section 8.5) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such distribution (the "Reference Date") less
                                                         --------------
the fair market value (as determined good faith by the Board of Directors of the Borrower, whose determination shall be conclusive and described in a resolution of the Board of Directors), on the Reference Date, of the portion of the evidences of Indebtedness, shares of Capital Stock, cash and assets so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not occurred. For purposes of this subparagraph
(f), any dividend or distribution that includes shares of Common Stock or rights or warrants to subscribe for or purchase shares of Common Stock shall be deemed instead to be (1) a dividend or distribution of the evidences of Indebtedness, shares of Capital Stock, cash or assets other than such shares of Common Stock or, such rights or warrants (making any Conversion Price reduction required by this subparagraph (f) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (making any further Conversion Price reduction required by subparagraph (c) or (d) of this Section 8.5), except any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of subparagraph (d) of this Section 8.5.

          (g) In case a tender or exchange offer (other than an odd-lot offer) made by the Borrower or any Subsidiary of the Borrower for all or any portion of the Borrower's Common Stock shall expire and such tender or exchange offer shall involve the payment by the Borrower or such Subsidiary of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of: the Board of Directors) at the last time (the "Expiration
                                                                ----------
Time") tenders or exchanges may be made pursuant to such tender or exchange
----
offer (as it shall have been amended) that exceeds 110% of the current market price per share (determined as provided in subparagraph (h) of this Section 8.5) of the Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subparagraph (g) by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the current market price per share (determined as provided in subparagraph (h) of this Section 8.5) of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased
 ---------

Shares") and (y) the product of the number of shares of Common Stock
------
outstanding (less any Purchase Shares) at the Expiration Time and the current market price per share (determined as provided in subparagraph (h) of this Section 8.5) of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

          (h) For the purpose of any computation under subparagraphs (b), (f), and (g) of this Section 8.5, the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the ten consecutive Trading Days prior to the earlier of the day in question and, if applicable, the day before the "ex" date with respect to the issuance or distribution requiring such computation; provided, however, that if
                                                     --------
another event occurs that would require an adjustment pursuant to subparagraphs
(b) through (h) of this Section 8.5, inclusive, the Board of Directors may make such adjustments to the Closing Prices during such five Trading Day period as it deems appropriate to effectuate the intent of the adjustments in this Section 8.5, in which case any such determination by the Board of Directors shall be set forth in a resolution and shall be conclusive. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock is quoted regular way on a Qualifying Stock Exchange or on such successor securities exchange on which the Common Stock may be quoted or listed or in the relevant market from which the Closing Prices were obtained without the right to receive such issuance or-distribution, and (2) when used with respect to any tender or exchange offer means the first date on which the Common Stock is quoted regular way on such securities exchange or in such market after the Expiration Time of such offer.

          (i) The Borrower may make such reductions in the Conversion Price, in addition to those required by subparagraphs (c), (d), (e), (f) and (g) of this
Section 8.5, as it considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

          (j) The Borrower from time to time may, to the extent permitted by law, reduce the Conversion Price by any amount for any period of at least 20 days (provided such reduction is irrevocable during the 20-day period), in which case the Borrower shall give at least 15 days notice of such reduction, if the Board of Directors of the Borrower has made a determination that such reduction would be in the best interests of the Borrower, which determination shall be conclusive. The Borrower may, at its option, make such reductions in the Conversion Price, in addition to those set forth above, as the Board of Directors of the Borrower deems advisable to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

          (l) No adjustment in the Conversion Price will be required unless such adjustment would require a change of at least 1% in the Conversion Price then in effect; provided that any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment. Except as stated above, the Conversion Price will not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing.

          (m) Nothing in this Section 8.5 or otherwise in this Section 8 shall be construed to derogate any restriction or limitation contained in any Loan Document imposed on any transaction of the types described in this Section 8.5, including without limitation the restrictions set forth in Sections 6.2, 6.5, 6.6, 6.8 and 6.19 hereof.

          (n)  Notwithstanding anything to the contrary set forth in this
Section 8, the Conversion Price shall not be required to be adjusted solely as a result of the issuance of the Convertible PIK Preferred Stock on the terms set forth on Schedule 1.1(b).

          8.6  Stamp and Other Duties and Exchange Costs.
               -----------------------------------------

          Payment of all stamp, transfer and registration duties (if any) and any brokers' commission and stock exchange transaction charges and any other tax thereon arising on exercise of Conversion Rights and/or on the transfer or delivery of shares of Common Stock by the Borrower (or the Agent) to or to the order of the Agent or the relevant Lender in connection therewith, payable in or imposed by the United States, any state or other political sub-division thereof and any other jurisdiction in which the register in the respect of any securities is located will be made or procured by the Borrower. If the Borrower shall fail to pay any such duties or costs, the relevant Lender shall be entitled to tender and pay the same. The Borrower shall promptly reimburse each Lender in respect of the payment of such duties or costs and any penalties paid in respect thereof. A Lender exercising Conversion Rights must pay to the Agent any such duties or costs arising in any other circumstances.

          8.7  Reservation of Shares; Shares to be Fully Paid; Listing of Shares
               -----------------------------------------------------------------
of Common Stock.
----------------

          (a) The Borrower shall provide, free from preemptive rights, out of its authorized but unissued Common Stock held in treasury, sufficient shares to provide for the conversion of the Loans from time to time as such Loans are converted as provided herein.

          (b) The Borrower covenants that all shares of Common Stock issued upon conversion of Loans will be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

          (c) The Borrower further covenants that promptly after the shares of Common Stock shall have been listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or any other national securities exchange or automated quotation system the Borrower will, to the extent permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the shares of Common Stock shall be so listed on such exchange or automated quotation system, all shares of Common Stock issuable upon conversion of the Loans.

          8.8  Responsibility of the Agent.
               ---------------------------

          The Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Loan; and the Agent makes no representations with respect thereto, and is entitled to rely conclusively on the Borrower therefor. Subject to the other provisions of this Agreement, the Agent shall not be responsible for any failure of the Borrower to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Borrower contained in this Section 8. Without limiting the generality of the foregoing, the Agent shall be under no responsibility to determine the correctness of any provisions contained in any amendment entered into pursuant to Section 8.5 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Lenders upon the conversion of their Notes after any event referred to in such Section 8.5 or to any adjustment to be made with respect thereto, but, subject to the other provisions of this Agreement may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the certificate of a Responsible Officer (which the Borrower shall be obligated to file with the Agent prior to the execution of any such amendment) with respect thereto.

          8.9  Notice to Lenders Prior to Certain Actions.
               ------------------------------------------

          In case:

          (a) of any reclassification of the Common Stock of the Borrower (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Borrower is a party and for which approval of any stockholders of the Borrower is required, or of the sale or transfer of all or substantially all of the assets of the Borrower; or

          (b) of the voluntary or involuntary dissolution, liquidation or winding-up of the Borrower;

the Borrower shall cause to be filed with the Agent and to be mailed to each Lender at its address appearing on the Register, as promptly as possible but in any event at least 15 days prior to the applicable date hereinafter specified, a notice stating the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

          SECTION 9.    THE AGENT

          9.1  Appointment.  Each Lender hereby irrevocably designates and
               -----------
appoints the Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are
reasonably incidental thereto.   Notwithstanding any provision to the contrary
elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

          9.2  Delegation of Duties.  The Agent may execute any of its duties
               --------------------
under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

          9.3  Exculpatory Provisions.  Neither the Agent nor any of its
               ----------------------
officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or
(ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

          9.4  Reliance by Agent  .  The Agent shall be entitled to rely, and
               -----------------
shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower or any other Loan Party), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

          9.5  Notice of Default.  The Agent shall not be deemed to have
               -----------------
knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and
                                                      --------
until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          9.6  Non-Reliance on Agent and Other Lenders.  Each Lender expressly
               ---------------------------------------
acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower or any other Loan Party, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower or any other Loan Party which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          9.7  Indemnification.  The Lenders agree to indemnify the Agent in
               ---------------
its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Credit Exposure Percentages in effect on the date on which indemnification is sought, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans)be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of
                      --------
any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

          9.8  Agent in Its Individual Capacity.  The Agent and its Affiliates
               --------------------------------
may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and the other Loan Parties as though the Agent were not the Agent hereunder and under the other Loan Documents. With respect to the Loans made by it, the Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall
                                                ------       -------
include the Agent in its individual capacity.

          9.9  Successor Agent.  The Agent may resign as Agent upon 10 days'
               ---------------
notice to the Lenders. If the Agent shall resign as Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such
                                                      -----
successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Agent's resignation as Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

          SECTION 10.   MISCELLANEOUS

          10.1 Amendments and Waivers.  Neither this Agreement nor any other
               ----------------------
Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the

Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver
                                       -----------------
and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Loan or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the consent of each Lender affected thereby, or (ii) amend, modify or waive any provision of this Section 10.1 or reduce the percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents or release all or substantially all of the Collateral or release all or substantially all of the Subsidiary Guarantors from their obligations under the Subsidiaries Guarantee, in each case without the written consent of all the Lenders, or (iii) amend, modify or waive any provision of Section 9 without the written consent of the then Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Agent and all future holders of the Loans. In the case of any waiver, the Borrower, the Lenders and the Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

          10.2 Notices.  All notices, requests and demands to or upon the
               -------
respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been electronically confirmed, addressed as follows in the case of the Borrower and the Agent, and as set forth in Schedule I in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:

     The Borrower:    Healthcor Holdings, Inc.
                      8510 North Central Expressway, Suite M-2000
                      Dallas, Texas  75206
                      Attention:  __________________________
                      Fax:  ______________________________

     with a copy to:  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                      1700 Pacific Ave., Suite 4100
                      Dallas, Texas  75201
                      Attention:  J. Kenneth Menges, Jr., P.C.

     The Agent:       Credit Suisse First Boston Management Corporation
                      11 Madison Avenue, 4th Floor

                      New York, New York 10038
                      Attention:  Alex Lagetko
                      Fax:  212-325-8290
                      Funding Account: Citibank, N.A.
                                       ABA #021000089
                                       Account:  Credit Suisse First Boston
                                       Account #09253506
                                       Attn:  Demetri Catis, CSFB, 212-322-1365

provided that any notice, request or demand to or upon the Agent or the Lenders
--------
pursuant to Section 2.3, 2.5 or 2.8(b) shall not be effective until received.

          10.3 No Waiver; Cumulative Remedies.  No failure to exercise and no
               ------------------------------
delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          10.4 Survival of Representations and Warranties.  All
               ------------------------------------------
representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

          10.5 Payment of Expenses and Taxes.  The Borrower agrees (a) to pay
               -----------------------------
or reimburse the Agent for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent, (b) to pay or reimburse each Lender and the Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Agent, (c) to pay, indemnify, and hold each Lender and the Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents, the Exchange Offer, the Recapitalization or the use of the proceeds of the Loans and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries, the Parent or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided, that the Borrower shall
                   -----------------------    --------
have no obligation hereunder to the Agent or any Lender with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of the Agent or any such Lender or (ii) legal proceedings commenced against the Agent or any such Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

          10.6 Successors and Assigns; Participations and Assignments.
               ------------------------------------------------------
          (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agent and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

          (b) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan
                          ------------
owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. The Borrower agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such
           --------
Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 10.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 2.9 and 2.10 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided that, in the case of Section 2.10, such Participant shall have complied
--------
with the requirements of said Section and provided, further, that no Participant
                                          --------  -------
shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor

Lender to such Participant had no such transfer occurred.

          (c) Any Lender may, in accordance with applicable law, at any time and from time to time assign to any Lender or any affiliate thereof or, with the consent of the Agent (which shall not be unreasonably withheld), to an additional bank or financial institution ("an Assignee") all or any part of its
                                              --------
rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit J, with appropriate completions (an "Assignment and Acceptance"), executed by
                                     -------------------------
such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Agent) and delivered to the Agent for its acceptance and recording in the Register. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Commitments as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto).

          (d) The Agent, on behalf of the Borrower, shall maintain at the address of the Agent referred to in Section 10.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation
                                                --------
of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may (and, in the case of any Loan or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Agent) together with payment to the Agent of a registration and processing fee of $3,500, the Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower.

          (f) The Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee, subject to the provisions of

Section 10.16, any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement.

          (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

          10.7 Adjustments; Set-off.  (a)  If any Lender (a "benefited
               --------------------                          ---------
Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 7(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided,
                                                                 --------
however, that if all or any portion of such excess payment or benefits is
-------
thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Loan may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the
        --------
validity of such set-off and application.

          10.8 Counterparts.  This Agreement may be executed by one or more
               ------------
of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Agent.

          10.9 Severability.  Any provision of this Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.10 Integration.  This Agreement and the other Loan Documents
               -----------
represent the agreement of the Borrower, the Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         10.11 GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS
               -------------
OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         10.12 Submission To Jurisdiction; Waiver.  The Borrower hereby
               -----------------------------------
irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 10.2 or at such other address of which the Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         10.13 Acknowledgments.  The Borrower hereby acknowledges that:
               ---------------

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

          (b) neither the Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Borrower and the other Loan Parties, on one hand, and Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

         10.14 WAIVERS OF JURY TRIAL.  THE BORROWER, THE AGENT AND THE
               ---------------------
LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         10.15 Confidentiality.  Each Lender agrees to keep confidential all
               ---------------
non-public information provided to it by the Borrower pursuant to this Agreement that is designated by the Borrower in writing as confidential]; provided that
                                                                --------
nothing herein shall prevent any Lender from disclosing any such information (i) to the Agent or any other Lender, (ii) to any Transferee which agrees to comply with the provisions of this Section 10.15, (iii) to its employees, directors, agents, attorneys, accountants and other professional advisors, (iv) upon the request or demand of any examiner or other Governmental Authority having jurisdiction over such Lender, (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (vi) which has been publicly disclosed other than in breach of this Agreement, or (vii) in connection with the exercise of any remedy hereunder.

         10.16 Limitation on Interest.   It is the intention of the parties
               ----------------------
hereto and to the Subsidiaries Guarantee to comply with all applicable usury laws, whether now existing or hereafter enacted. Accordingly, notwithstanding any provision to the contrary in this Loan Agreement, the Note, the other Loan Documents or any other document evidencing, securing, guaranteeing or otherwise pertaining to indebtedness of the Borrower or the Subsidiary Guarantors to the Agent or the Lenders, in no contingency or event whatsoever, whether by acceleration of the maturity of indebtedness of the Borrower or the Subsidiary Guarantors to the Agent or the Lenders or otherwise, shall the interest contracted for, charged or received by the Agent or the Lenders exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provisions of this Loan Agreement, the Note, the other Loan Documents or of any other document evidencing, securing, guaranteeing or otherwise pertaining to indebtedness of the Borrower or the Subsidiary Guarantors to the Agent or the Lender, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the Agent or the Lenders shall ever receive anything of value as interest or deemed interest by applicable law under this Loan Agreement, the Note, the other Loan Documents or any other document evidencing, securing, guaranteeing or otherwise pertaining to indebtedness of the Borrower or the Subsidiary Guarantors to the Agent or the Lenders or otherwise an amount that would exceed the highest lawful amount, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing in connection with this Loan Agreement or on account of any other indebtedness of the Borrower or the Subsidiary Guarantors to the Agent or the Lender, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal owing in connection with this Loan Agreement and such other indebtedness, such excess shall be refunded to the Borrower or the Subsidiary Guarantors. In determining whether or not the interest paid or payable with respect to indebtedness of the Borrower or the Subsidiary Guarantors to the Agent or the Lender, under any specific contingency, exceeds the maximum nonusurious rate permitted under applicable law, the Borrower or the Subsidiary Guarantors and the Agent or the Lender shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness does not exceed the maximum amount permitted by applicable law, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of this Loan Agreement, the Note and the other Loan Documents.

                           [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              HEALTHCOR HOLDINGS, INC.

                              By:
                                 ---------------------------------------------
                                 Title:


                              CREDIT SUISSE FIRST BOSTON MANAGEMENT CORPORATION,
                                 as Agent and as a Lender

                              By:
                                 ---------------------------------------------
                                 Title:

                              ELLIOT ASSOCIATES, L.P.
                                 as a Lender

                              By:
                                 ---------------------------------------------
                                 Title:

                                                                       EXHIBIT G

                                  CERTIFICATE

          Reference is hereby made to the Convertible Loan Agreement, dated as of December 23, 1998, among Healthcor Holdings, Inc., the lenders parties thereto, and Credit Suisse First Boston Management Corporation as agent (as amended, restated, supplemented or otherwise modified from time to time, the

"Agreement").  Pursuant to the provisions of Section 2.10(b)(i)(B) of the
----------
Agreement, the undersigned hereby certifies that it is not a "bank" as such term is defined in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.


                             [NAME OF LENDER]


                              By:
                                 ---------------------------------------------
                                 Title:


Date:        , 19__
     --------

                                                                 Schedule 1.1(a)

                                  MILESTONES

          1. The Borrower shall, within twenty Business Days after the Closing Date, prepare and file with the Securities and Exchange Commission ("Commission") a registration statement under the Securities Act of 1933, as
  ----------
amended (the "Securities Act"), to effect the registration of the offer of the
              --------------
Split Rate Subordinated Notes and Convertible PIK Preferred Stock (collectively, the "New Securities") under the Exchange Offer.
     --------------

          2. The Borrower shall use its best efforts to have the Registration Statement declared effective under the Securities Act within 45 days after such filing and maintain the effectiveness of the Registration Statement for such period of time as is necessary to effect the offer and sale of the New Securities.

          3. The Borrower shall use its best efforts to obtain, prior to the effective date of the Registration Statement, all necessary state securities law or "Blue Sky" permits or approvals in connection with the issuance of the New Securities in the Exchange Offer.

          4. The Borrower shall advise the Agent (promptly after it receives notice thereof) of the time when the Registration Statement has become effective, of any supplement or amendment that has been filed, of the issuance of any stop order, of the suspension of the qualification of the New Securities for offering or sale in any jurisdiction, or of any request by the Commission for amendment of the Registration Statement or for additional information.

                                                                 Schedule 1.1(b)

                   TERMS OF CONVERTIBLE PIK PREFERRED STOCK

                                 See Attached

                                                                 Schedule 1.1(c)

                    TERMS OF SPLIT RATE SUBORDINATED NOTES

                                 See Attached

                                                                    Schedule 8.1
                                 STOCK LEGEND

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED, QUALIFIED, APPROVED OR DISAPPROVED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY HAS PASSED ON OR ENDORSED THE MERITS OF THESE SECURITIES.

                                   AMENDMENT

     AMENDMENT, dated as of February 22, 1999 (this "Amendment"), to the
                                                     ---------
Convertible Loan Agreement, dated as of December 23, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Loan
                                                                  ----
Agreement"), among HEALTHCOR HOLDINGS, INC., (the "Borrower"), the several
                                                   --------
lenders from time to time parties thereto (the "Lenders") and CREDIT SUISSE
                                                -------
FIRST BOSTON MANAGEMENT CORPORATION, as agent (in such capacity, the "Agent")
                                                                      -----
for the Lenders.

                                    RECITALS

     Pursuant to the Post-Closing Agreement, dated as of December 23, 1999, between Borrower and Agent on behalf of the Lenders, the Borrower agreed to negotiate with the Agent and the Lenders to develop, execute, and deliver an amendment to the Loan Agreement clarifying the provisions of Section 6.1(a) of the Loan Agreement, adding new covenants to Section 6.1, and adding certain additional financial performance covenants. The Borrower and the Agent on behalf of the Lenders have agreed to the terms of such amendment as set forth in this Amendment.

     The Borrower has requested that the Lenders lend to the Borrower an additional $900,000 pursuant to the Loan Agreement, as amended by this Amendment, and the Lenders have agreed to do so, but only on the terms and subject to the conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Agent hereby agree as follows:

     1.  Defined Terms.  Unless otherwise defined herein, terms defined in the
         -------------
Loan Agreement are used herein as therein defined.

     2.  Amendments.
         ----------

     (a) Section 1.1 of the Loan Agreement is hereby amended by amending the following definitions in their entirety to read as follows:

          "Commitment":  as to any Lender, collectively, such Lender's Initial
           ----------
     Commitment and Supplemental Commitment.

          "Loan": collectively, the Initial Loan and the Supplemental Loan.
           ----

     (b) Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions thereto in the appropriate alphabetical order:

               "Cash Uses":  for any period, the aggregate cash payments in
                ---------
          respect of direct salaries, other direct costs, indirect salaries, other indirect costs, third payroll, interest expense in respect of Indebtedness and other amounts owing pursuant to the HCFP Loan Documents, interest expense on Financing Leases, interest expense on the Loan, and other cash expenses, in each case as such amounts would be shown on a statement of cash flows of the Borrower and its consolidated Subsidiaries prepared for such period in accordance with GAAP.

               "Consolidated EBITDA":  for any period, the sum for such period
                -------------------
          of (a) Consolidated Net Income for such period, (b) to the extent deducted in calculating Consolidated Net Income, the sum of provisions for such period for income taxes, interest expense, and depreciation and amortization expense, (c) to the extent deducted in calculating Consolidated Net Income, amounts deducted in such period in respect of non-cash expenses in accordance with GAAP, and (d) to the extent deducted in calculating Consolidated Net Income, the amount of any aggregate net loss (or minus the amount of any gain) during such period arising from the sale, exchange or other disposition of capital assets; provided, that Consolidated EBITDA shall in any event exclude,
                  --------
          from and after the Closing Date the amount of any non-cash income recognized during any period for which Consolidated EBITDA is determined.

               "Consolidated Net Income":  for any period, the consolidated net
                -----------------------
          income (or deficit) of the Borrower and its Subsidiaries for such period (taken as a cumulative whole), determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded
                                         --------
          from Consolidated Net Income (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary, (b) the income (or deficit) of any Person (other than a Subsidiary) in which the Borrower or any Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions, (c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation or Requirement of Law applicable to such Subsidiary, (d) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period, (e) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities), (f) any write-up of any asset, (g) any net gain from the collection of the proceeds of life insurance policies, (h) any gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness, of the Borrower or any Subsidiary,
          (i) in the case of a successor to the Borrower by consolidation or merger or as a transferee of its assets, any, earnings of the successor corporation prior to such consolidation, merger or transfer of assets, (j) any deferred credit representing the excess of equity in any Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary, (k) any non-cash compensation expense in connection with the issuance of employee stock options, and (l) any extraordinary or nonrecurring gain (but not loss), together with any related provision for taxes on such extraordinary or nonrecurring gain.

               "Initial Commitment":  as to any Lender, its obligation to make
                ------------------
          an Initial Loan to the Borrower on the Closing Date pursuant to
          Section 2.1(a) in the amount set forth opposite such Lender's name on
          Schedule I under the caption "Initial Loan".

               "Initial Loan":  as to any Lender, the term loan made by such
                ------------
          Lender on the Closing Date pursuant to the Initial Commitment of such Lender.

               "Supplemental Closing Date":  the date on which the conditions
                -------------------------
          precedent to the effectiveness of this Amendment set forth in Section 3 of this Amendment shall have been satisfied or waived.

               "Supplemental Commitment":  as to any Lender, its obligation to
                -----------------------
          make a Supplemental Loan to the Borrower pursuant to Section 2.1(b) in the amount set forth opposite such Lender's name on Schedule I under the caption "Supplemental Loan".

               "Supplemental Note Endorsement":  with respect to the Note of
                -----------------------------
          each Lender, the promissory note endorsement made by the Borrower, substantially in the form of Exhibit A-1 to this Amendment, modifying the Note of such Lender (as in effect prior to the Supplemental Closing Date) to take account of the Supplemental Commitment of such Lender.

               "Supplemental Loan":  as to any Lender, the term loan made by
                -----------------
          such Lender on the Supplemental Closing Date pursuant to the Supplemental Commitment of such Lender.

     (c) Section 2.1 of the Loan Agreement is hereby amended by deleting such
Section in its entirety and substituting in lieu thereof a new Section 2.1 to read as follows:

          "2.1  Commitments.  (a) Each Lender made an Initial Loan to the
                -----------
     Borrower on the Closing Date in an amount equal to the amount of the Initial Commitment of such Lender.

          (b) Subject to the terms and conditions hereof, each Lender severally agrees to make a Supplemental Loan to the Borrower on the Supplemental Closing Date in an amount not to exceed the amount of the Supplemental Commitment of such Lender then in effect; provided that the Supplemental
                                               --------
     Commitments shall terminate at 3:00 p.m.,

     New York City time, on February 22, 1999, if the Supplemental Loans have not been made prior to that time.

     (d) Section 2.2 of the Loan Agreement is hereby amended by deleting the parenthetical phrase "(a "Note")" and substituting in lieu thereof the phrase
                          ----
"(as supplemented by a Supplemental Note Endorsement, a "Note")".
                                                         ----

     (e) Section 2.3 of the Loan Agreement is hereby amended by deleting such
Section in its entirety and substituting in lieu thereof a new Section 2.3 to read as follows:

         "2.3   Procedure for Borrowing.  The Borrower shall give the Agent
                -----------------------
     irrevocable notice (which notice must be received by the Agent prior to 10:00 a.m., New York City time on the Closing Date or Supplemental Closing Date, as applicable, requesting that the Lenders make Initial Loans on the Closing Date or Supplemental Loans on the Supplemental Closing Date, as applicable, and specifying (i) the Closing Date or the Supplemental Closing Date, as applicable, and (ii) the amount to be borrowed. Not later than 11:00 a.m. on the Closing Date or the Supplemental Closing Date, as applicable, each Lender shall make available to the Agent at its office or to the account maintained by it, as specified in Section 10.2, the amount of such Lender's Initial Loan or Supplemental Loan, as applicable, in immediately available funds. The Agent shall on such date make available to the Borrower the aggregate of the amounts made available to the Agent by the Lenders, to such account of the Borrower as may be specified by the Borrower in writing to the Agent.

     (f) The Loan Agreement is hereby amended by adding a new Section 2.12 to read as follows:

         "2.12   Use of Supplemental Loan Proceeds.  The Borrower shall use
                 ---------------------------------
     the proceeds of the Supplemental Loan disbursed to it solely for the purposes set forth on Schedule 2.12 hereto."

     (g) The Loan Agreement is hereby amended by adding a new Section 2.13 to read as follows:

         "2.13 Return of Supplemental Loan Proceeds. In the event the Borrower
               ------------------------------------
     has not retained The Palmeri Company by February 25, 1999, the Borrower shall, on such date, return to the Agent, for the ratable account of the Lenders who made a Supplemental Loan, $300,000 in immediately available funds to such account of the Agent as may be specified by the Agent in writing to the Borrower."

     (h) The Loan Agreement is hereby amended by deleting Section 6.1(a) in its entirety and substituting in lieu thereof the following new Section 6.1(a):

               "(a)  Minimum Cash Collections on Accounts Receivable.  Permit
                     -----------------------------------------------
          the cash collections on accounts receivable of the Borrower and its consolidated

          Subsidiaries during any fiscal quarter set forth below to be less than the amount set forth opposite such fiscal quarter below:


                Quarter Ending                                       Amount
                --------------                                       ------
                   3/31/99                                         $21,982,000

                   6/30/99                                         $23,397,000

                   9/30/99                                         $22,147,000

                   12/31/99                                        $20,781,000

     (i) The Loan Agreement is hereby amended by deleting Section 6.1(b) in its entirety and substituting in lieu thereof the following new Section 6.1(b):

               "(b)  Maximum Cash Uses.  Permit the Cash Uses of the Borrower
                     -----------------
          and its consolidated Subsidiaries to exceed during any fiscal quarter set forth below the amount set forth opposite such fiscal quarter below:

                Quarter Ending                                       Amount
                --------------                                       ------
                   3/31/99                                         $21,720,000

                   6/30/99                                         $20,128,000

                   9/30/99                                         $21,674,000

                   12/31/99                                        $20,288,000

     (j) The Loan Agreement is hereby amended by adding to Section 6.1 thereof the following new subsection 6.1(d):

               "(d)  Minimum Consolidated EBITDA.  Permit the Consolidated
                     ---------------------------
          EBITDA of the Borrower and its Subsidiaries for any fiscal quarter set forth below to be less than the amount set forth opposite such fiscal quarter below:

               Quarters Ending                                       Amount
               ---------------                                       ------
                   3/31/99                                        $  1,528,000

                   6/30/99                                        $  3,796,000

                   9/30/99                                        $  2,843,000

                   12/31/99                                       $  4,833,000"

     (k) Section 6.2 of the Loan Agreement is hereby amended by deleting the word "and" at the end of clause (f) thereof, by deleting "." at the end of clause (g) thereof and substituting in lieu thereof the phrase "; and", and by adding at the end thereof the following new subsection:

               "(h) Indebtedness of the Borrower and any of its Subsidiaries incurred pursuant to short-term credit facilities solely for working capital purposes, provided that the aggregate outstanding amount of
                           --------
         such Indebtedness, together with Indebtedness permitted to be outstanding pursuant to Sections 6.2(a) and (d), shall not at any time exceed $18,000,000."

     (l) Section 6.3 of the Loan Agreement is hereby amended by deleting the word "and" at the end of clause (h) thereof, by deleting "." at the end of clause (i) thereof and substituting in lieu thereof the phrase "; and", and by adding at the end thereof the following new subsection:

               "(j) Liens securing Indebtedness incurred pursuant to Section 6.2(h)."

     (m) The Loan Agreement is hereby amended by deleting Section 6.9 in its entirety and substituting in lieu thereof the following new Section 6.9:

               "6.9  Limitation on Capital Expenditures. Make or commit to make
                     ----------------------------------
         (by way of the acquisition of securities of a Person or otherwise) any expenditure in respect of the purchase or other acquisition of fixed or capital assets (excluding any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations) except for expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and its Subsidiaries, $500,000 for each quarter during the term of this Agreement, provided
                                                                      --------
         that any portion of such amount if not so expended during the quarter for which it is permitted may be carried forward to the immediately following quarter."

     (n) Schedule I is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule I to this Amendment.

     (o) The Loan Agreement is hereby amended by adding thereto Schedule 2.12 to this Amendment.

     3.   Effectiveness. This Amendment shall become effective upon (a) receipt
          -------------
by the Agent of evidence satisfactory to the Agent that this Amendment has been executed and delivered by the Borrower, the Required Lenders and each of the Subsidiary Guarantors and (b) for the account of each Lender having a Supplemental Commitment, a Supplemental Note Endorsement of the Borrower conforming to the requirements hereof and executed by a duly authorized officer of the Borrower.

     4.  Representations and Warranties.  To induce the Agent and the Lenders to
         ------------------------------
enter into this Amendment and to lend the amount of the Supplemental Loan, the Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Loan Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

     5.  No Other Amendments.  Except as expressly amended hereby and by the
         -------------------
Supplemental Note Endorsement, the Loan Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     6.  Counterparts.  This Amendment may be executed by one or more of the
         ------------
parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     7.  Expenses.  The Borrower agrees to pay and reimburse the Agent for all
         --------
of the out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Agent.

     8.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
         --------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                              HEALTHCOR HOLDINGS, INC.

                              By:_______________________________
                                 Title:

                              CREDIT SUISSE FIRST BOSTON
                              MANAGEMENT CORPORATION,
                               as Agent

                              By:_______________________________
                                 Title:

     The undersigned Lenders hereby consent and agree to the foregoing
Amendment:

                              CREDIT SUISSE FIRST BOSTON
                              MANAGEMENT CORPORATION


                              By:_______________________________
                                 Title:

                              ELLIOTT ASSOCIATES, L.P.

                              By:_______________________________
                                 Title:

     The undersigned guarantors hereby consent and agree to the foregoing
Amendment:

                              HEALTHCOR, INC.

                              By:_______________________________
                                 Title:

                              HEALTHCOR OXYGEN & MEDICAL
                              EQUIPMENT, INC.

                              By:_______________________________
                                 Title:

                              HEALTHCOR PHARMACY, INC.

                              By:_______________________________
                                 Title:

                              PHHN, INC.

                              By:_______________________________
                                 Title:

                              HEALTHCOR REHABILITATION SERVICES,
                              INC.

                              By:_______________________________
                                 Title:

                              HC PERSONNEL RESOURCES, INC.

                              By:_______________________________
                                 Title:

                              CARENETWORK, INC.

                              By:_______________________________
                                 Title:


                                                                      SCHEDULE I

              LENDERS, COMMITMENTS AND APPLICABLE LENDING OFFICES
---------------------------------------------------------------------------------------------------------------------------
                                                               Initial Loan                      Supplemental Loan
Lender and Lending Offices
---------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston Management                          $5,000,000                             $900,000
Corporation

Applicable Lending Offices:

  11 Madison Avenue
  4th Floor
  New York, New York 10038
  Attention:  Alex Lagetko
  Telephone:  212-325-3810
  Telecopy:  212-325-8290
---------------------------------------------------------------------------------------------------------------------------
Elliott Associates, L.P.                                       $   1,000,000                          $      0

Applicable Lending Offices:

  712 5th Avenue, 35th Floor
  New York, New York 10019
  Attention:  Richard Mansouri
  Telephone:  212-506-2999
  Telecopy:   212-974-2092
---------------------------------------------------------------------------------------------------------------------------
Total:                                                         $6,000,000.00                          $900,000.00
                                                               =============                          ===========
---------------------------------------------------------------------------------------------------------------------------

                                                                   SCHEDULE 2.12

                     USE OF PROCEEDS FROM SUPPLEMENTAL LOAN

1.  $600,000 to cover overfunding under the HCFP Loan Agreement.

2. $300,000 to cover the retention fee of The Palmieri Company, subject to receipt by the Borrower of approval of its Board of Directors for such retention and expenditure.

                               SECOND AMENDMENT

     SECOND AMENDMENT, dated as of March 2, 1999 (this "Second Amendment"), to
                                                        ----------------
the Convertible Loan Agreement, dated as of December 23, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Loan
                                                                  ----
Agreement"), among HEALTHCOR HOLDINGS, INC., (the "Borrower"), the several
                                                   --------
lenders from time to time parties thereto (the "Lenders") and CREDIT SUISSE
                                                -------
FIRST BOSTON MANAGEMENT CORPORATION, as agent (in such capacity, the "Agent")
                                                                      -----
for the Lenders.

                                   RECITALS

     WHEREAS pursuant to the Amendment to the Loan Agreement, dated as of February 22, 1999, among the Borrower, the Lenders, and the Agent, the Loan Agreement was amended to increase the Loan made thereunder by $900,000.

     WHEREAS the Borrower has informed the Agent and the Lenders that it has retained CKM LLC ("CKM") for the purposes of selling, in a single transaction
                    ---
or series of transactions, all or substantially all of the assets of the Borrower (each such transaction, a "Sale") and that CKM has, is, and will be
                                    ----
providing the Borrower with such services as necessary to effectuate one or more Sales.

     WHEREAS the Borrower has requested that the Lenders lend to the Borrower an additional $2,000,000 pursuant to the Loan Agreement, as amended by this Second Amendment, and the Lenders have agreed to do so, but only on the terms and subject to the conditions set forth in this Second Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Agent hereby agree as follows:

     1.  Defined Terms.  Unless otherwise defined herein, terms defined in the
         -------------
Loan Agreement are used herein as therein defined.

     2.  Amendments.
         ----------

     (a) The definition "Consolidated EBITDA" in Section 1.1 of the Loan Agreement is hereby amended by deleting clause (d) thereof in its entirety and substituting in lieu thereof the following new clause (d):

          "(d) the amount of any aggregate net after-tax loss (or minus the amount of any after-tax gain) during such period arising from the sale, exchange or other disposition of capital assets outside the ordinary course of business;"

     (b) Section 1.1 of the Loan Agreement is hereby amended by amending the following definitions in their entirety to read as follows:

          "Commitment":  as to any Lender, collectively, such Lender's Initial
           ----------
     Commitment, Supplemental Commitment, and Second Supplemental Commitment.

          "Consolidated Net Income":  for any period, the consolidated net
           -----------------------
     income (or deficit) of the Borrower and its Subsidiaries for such period (taken as a cumulative whole), determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from
                           --------
     Consolidated Net Income (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary, (b) the income (or deficit) of any Person (other than a Subsidiary) in which the Borrower or any Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions, (c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation or Requirement of Law applicable to such Subsidiary, (d) any write-up of any asset, (e) any net gain from the collection of the proceeds of life insurance policies, (f) any gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness, of the Borrower or any Subsidiary, (g) in the case of a successor to the Borrower by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets, (h) any deferred credit representing the excess of equity in any Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary, (i) any non-cash compensation expense in connection with the issuance of employee stock options, and (j) any extraordinary or nonrecurring gain (but not loss), together with any related provision for taxes on such extraordinary or nonrecurring gain.

          "Loan": collectively, the Initial Loan, the Supplemental Loan, and the
           ----
     Second Supplemental Loan.

     (c) Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions thereto in the appropriate alphabetical order:

               "Second Supplemental Closing Date":  the date on which the
                --------------------------------
          conditions precedent to the effectiveness of this Second Amendment set forth in Section 3 of this Second Amendment shall have been satisfied or waived.

               "Second Supplemental Commitment":  as to any Lender, its
                ------------------------------
          obligation to make a Second Supplemental Loan to the Borrower pursuant to Section 2.1(b) in the amount set forth opposite such Lender's name on Schedule I under the caption "Second Supplemental Loan".

               "Second Supplemental Note Endorsement":  with respect to the Note
                ------------------------------------
          of each Lender, the promissory note endorsement made by the Borrower, substantially in the form of Exhibit A to this Second Amendment, modifying the Note of such Lender (as in effect prior to the Second Supplemental Closing Date) to take account of the Second Supplemental Commitment of such Lender.

               "Second Supplemental Loan":  as to any Lender, the term loan made
                ------------------------
          by such Lender on the Second Supplemental Closing Date pursuant to the Second Supplemental Commitment of such Lender.

     (d) Section 2.1 of the Loan Agreement is hereby amended by deleting such
Section in its entirety and substituting in lieu thereof a new Section 2.1 to read as follows:

          "2.1  Commitments.  (a) Each Lender made an Initial Loan to the
                -----------
     Borrower on the Closing Date in an amount equal to the amount of the Initial Commitment of such Lender. Each Lender made a Supplemental Loan to the Borrower on the Supplemental Closing Date in an amount equal to the amount of the Supplemental Commitment of such Lender.

          (b) Subject to the terms and conditions hereof, each Lender severally agrees to make a Second Supplemental Loan to the Borrower on the Second Supplemental Closing Date in an amount not to exceed the amount of the Second Supplemental Commitment of such Lender then in effect; provided that
                                                                   --------
     the Second Supplemental Commitments shall terminate at 3:00 p.m., New York City time, on March 2, 1999, if the Second Supplemental Loans have not been made prior to that time.

     (e) Section 2.2 of the Loan Agreement is hereby amended by deleting the parenthetical phrase "(as supplemented by a Supplemental Note Endorsement, a

"Note")" and substituting in lieu thereof the phrase "(such promissory note, as
-----
the same may be supplemented from time to time (including by a Supplemental Note Endorsement and a Second Supplemental Note Endorsement), a "Note").
                                                            ----

     (f) Section 2.3 of the Loan Agreement is hereby amended by deleting such
Section in its entirety and substituting in lieu thereof a new Section 2.3 to read as follows:

          "2.3  Procedure for Borrowing.  The Borrower shall give the Agent
                -----------------------
     irrevocable notice (which notice must be received by the Agent prior to 10:00 a.m., New York City time) on the Closing Date, the Supplemental Closing Date, or the Second Supplemental Closing Date, as applicable, requesting that the Lenders make Initial Loans on the Closing Date, Supplemental Loans on the Supplemental Closing Date, or Second Supplemental Loans on the Second Supplemental Closing, as applicable, and specifying (i) the Closing Date, the Supplemental Closing Date, or the Second Supplemental Closing Date, as applicable, and (ii) the amount to be borrowed. Not later than 11:00 a.m. on the Closing Date, the Supplemental Closing Date, or the Second Supplemental Closing Date, as applicable, each Lender shall make available to the Agent at its office or to the account maintained by it, as specified in Section 10.2, the amount of such Lender's Initial Loan, Supplemental Loan, or Second Supplemental Loan, as applicable, in immediately available funds. The Agent shall on such date make available to the Borrower the aggregate of the amounts made available to the Agent by the Lenders, to such account of the Borrower as may be specified by the Borrower in writing to the Agent.

     (g) Section 2.12 of the Loan Agreement is hereby amended by deleting such
Section in its entirety and substituting in lieu thereof a new Section 2.12 to read as follows:

          "2.12  Use of Loan Proceeds.  (a) The Borrower shall use the proceeds
                 --------------------
     of the Supplemental Loan disbursed to it solely for the purposes set forth on Schedule 2.12 hereto.

          (b) Within one (1) Business Day after the Second Supplemental Closing Date, the Borrower shall deliver to the Agent, in form and substance satisfactory to the Agent, a writing setting forth the uses of the proceeds of the Second Supplemental Loan and shall use such proceeds only for the purposes and in accordance with the amounts specified therein.

     (h) Section 5.12 of the Loan Agreement is hereby amended in its entirety and substituting in lieu thereof a new Section 5.12 to read as follows:

          "5.12  Amendment of 11% Senior Note Indenture.  In connection with the
                 --------------------------------------
     11% Senior Notes, the Borrower shall have consummated, within 10 Business Days after the Second Supplemental Closing Date, with the trustee (the "Trustee") under the 11% Senior Note Indenture, an amendment to the 11%
     --------
     Senior Note Indenture on the terms set forth on Schedule 5.12 hereto and such other terms and conditions as the Borrower, the requisite holders of the 11% Senior Notes, if applicable, the Trustee, and the Agent may reasonably agree upon."

     (i) Schedule I is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule I to this Second Amendment.

     (j) Schedule 1.1(a) is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule 1.1(a) to this Second Amendment.

     (k) The Loan Agreement is hereby amended by adding thereto Schedule 5.12 of this Second Amendment.

     3.  Effectiveness.  This Second Amendment shall become effective upon:
         -------------

     (a) receipt by the Agent of evidence satisfactory to the Agent that this Second Amendment has been executed and delivered by the Borrower, the Required Lenders and each of the Subsidiary Guarantors;

     (b) for the account of each Lender having a Second Supplemental Commitment, a Second Supplemental Note Endorsement of the Borrower conforming to the requirements hereof and executed by a duly authorized officer of the Borrower;

     (c) receipt by the Agent of a true and correct copy of Amendment No. 4 to Loan and Security Agreement, dated as of March 1, 1999, between HCFP and the Borrower, duly executed by the parties thereto and certified as to authenticity by the Borrower.

     4.  Representations and Warranties.  To induce the Agent and the Lenders to
         ------------------------------
enter into this Second Amendment and to lend the amount of the Second Supplemental Loan, the Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Loan Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

     5.  Release.  For and in consideration of the agreements contained in this
         -------
Second Amendment and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Borrower and the Subsidiary Guarantors hereby do release and forever discharge the Lenders and the Agent and their respective directors, officers, employees, agents, and attorneys, from any and all claims, damages, liabilities, actions, causes of actions, and suits, of every kind and nature whatsoever, arising out of, or in any way related to, the Loan Agreement, as amended hereby, the Note, the other Loan Documents and all agreements, documents and instruments related to any of the foregoing, whether now known or unknown, which the Borrower and the Subsidiary Guarantors have, own or hold, or at any time previously had, owned or held, or at any time in the future may have, own or hold.

     6.  No Other Amendments.  Except as expressly amended hereby and by the
         -------------------
Second Supplemental Note Endorsement, the Loan Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     7.  Counterparts.  This Amendment may be executed by one or more of the
         ------------
parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.  Expenses.  The Borrower agrees to pay and reimburse the Agent for all
         --------
of the out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Agent.

     9.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
         --------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS SECOND AMENDMENT TO BE DULY EXECUTED AND DELIVERED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

                              HEALTHCOR HOLDINGS, INC.

                              By:_______________________________
                                 Title:

                              CREDIT SUISSE FIRST BOSTON
                               MANAGEMENT CORPORATION,
                               as Agent

                              By:_______________________________
                                 Title:

     The undersigned Lenders hereby consent and agree to the foregoing
Amendment:

                              CREDIT SUISSE FIRST BOSTON
                              MANAGEMENT CORPORATION


                              By:_______________________________
                              Title:


                              ELLIOTT ASSOCIATES, L.P.

                              By:_______________________________
                                 Title:

     The undersigned guarantors hereby consent and agree to the foregoing
Amendment:

                              HEALTHCOR, INC.

                              By:_______________________________
                                 Title:

                              HEALTHCOR OXYGEN & MEDICAL
                              EQUIPMENT, INC.


                              By:_______________________________
                                 Title:

                              HEALTHCOR PHARMACY, INC.

                              By:_______________________________
                                 Title:


                              PHHN, INC.

                              By:_______________________________
                                 Title:


                              HEALTHCOR REHABILITATION SERVICES,
                              INC.

                              By:_______________________________
                                 Title:

                              HC PERSONNEL RESOURCES, INC.

                              By:_______________________________
                                 Title:

                              CARENETWORK, INC.

                              By:_______________________________
                                 Title:

                                                                      SCHEDULE I

              LENDERS, COMMITMENTS AND APPLICABLE LENDING OFFICES


                                                      INITIAL LOAN    SUPPLEMENTAL LOAN   SECOND SUPPLEMENTAL LOAN
LENDER AND LENDING OFFICES
---------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston Management                 $   5,000,000         $   900,000                 $2,000,000
Corporation

Applicable Lending Offices:

  11 Madison Avenue
  4TH Floor
  New York, New York 10038
  Attention:  Alex Lagetko
  Telephone:  212-325-3810
  Telecopy:  212-325-8290
---------------------------------------------------------------------------------------------------------------------

Elliott Associates, L.P.                              $   1,000,000         $         0                 $        0

Applicable Lending Offices:

  712 5TH Avenue, 35TH Floor
  New York, New York 10019
  Attention:  Richard Mansouri
  Telephone:  212-506-2999
  Telecopy:   212-974-2092
---------------------------------------------------------------------------------------------------------------------
Total:                                                $6,000,000.00         $900,000.00                 $2,000,000
                                                      =============         ===========                 ==========
---------------------------------------------------------------------------------------------------------------------

                                                                 Schedule 1.1(A)

                                  MILESTONES

     Within 10 Business Days after the Second Supplemental Closing Date, the Borrower shall execute and deliver to the trustee (the "Trustee") under the 11%
                                                        -------
Senior Note Indenture an amendment to the 11% Senior Note Indenture on the terms set forth on Schedule 5.12 hereto and such other terms and conditions as the Borrower, the requisite holders of the 11% Senior Notes, if applicable, the Trustee, and the Agent may reasonably agree upon.

                                                                   Schedule 5.12

                TERMS OF AMENDMENT TO 11% SENIOR NOTE INDENTURE

(1) Substantially all of the assets of the Borrower and its Subsidiaries, including accounts receivable and inventory, and including a pledge of all the shares of the Company's subsidiaries, will secure repayment of the 11% Senior Notes, subject only to the prior liens of HCFP under the HCFP Loan Documents and the Agent under the Loan Agreement;

(2) proceeds of sale of assets or stock, including a sale of all or substantially all of the Borrower (i.e., all sales other than sales of inventory in the ordinary course) less costs of sale will be offered to the Noteholders in redemption of the 11% Senior Notes;

(3) add or modify financial and other covenants (including limitations on additional indebtedness, limitations on acquisitions, limitations on restricted payments, minimum consolidated EBITDA and Debt-to-EBITDA ratio, limitations on capital expenditures, limitation on capital lease obligations and limitations on company's entering into certain lines of business) on substantially the terms of covenants in draft indenture for proposed split rate senior subordinated notes, circulated to the Borrower and the Borrower's counsel, among other parties, by the Agent's counsel on or about 2/19/99; and

(4) CSFB and Elliott will agree to forbear from declaring a default under the 11% Senior Note Indenture for a 30-day period following the date of the amendment, subject to further extensions. [Note: This agreement will be implemented in connection with, rather than as a part of, the amendment to the 11% Senior Note Indenture.]

                                                                       Exhibit A

                 FORM OF SECOND SUPPLEMENTAL NOTE ENDORSEMENT


                                                                   March 2, 1999
                                                              New York, New York

          The undersigned Borrower hereby agrees with CREDIT SUISSE FIRST BOSTON MANAGEMENT CORPORATION (the "Lender") that the Note of the Borrower, dated
                             ------
December 23, 1998, in the original principal amount of $5,900,000.00 (the "Note"), to which this Second Supplemental Note Endorsement is attached, is
 ----
hereby amended by (a) deleting the amount "$5,900,000.00" where it first occurs in the Note and substituting in lieu thereof the amount "$7,900,000.00", and (b) deleting the first paragraph of the Note and substituting in lieu thereof the following paragraph:

               "FOR VALUE RECEIVED, the undersigned HEALTHCOR HOLDINGS, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to
                                --------
     pay to the order of CREDIT SUISSE FIRST BOSTON MANAGEMENT CORPORATION (the "Lender"), at the office of Credit Suisse First Boston Management
      ------
     Corporation located at 11 Madison Avenue, New York, New York 10038, in lawful money of the United States of America and in immediately funds, the principal amount of SEVEN MILLION NINE HUNDRED THOUSAND DOLLARS ($7,900,000.00). The principal amount of this Note shall be payable in a single installment payable on the Maturity Date."

          This Second Supplemental Note Endorsement is given as a rearrangement and amendment of the obligations of the Borrower to the Lender under the Note and is not given in substitution therefor or extinguishment thereof. Except as expressly amended by this Second Supplemental Note Endorsement, all of the terms and conditions of the Note shall continue in full force and effect. This Second Supplemental Note Endorsement shall constitute part of the Note and the Lender is hereby authorized to attach this Second Supplemental Note Endorsement to the Note and to insert the following legend on the face of the Note: "This Note has been amended pursuant to the Second Supplemental Note Endorsement dated March 2, 1999."

                              Borrower:    HEALTHCOR HOLDINGS, INC.
                              --------


                              By:
                                   ------------------------------
                                   Name:
                                   Title:

                              Lender:  CREDIT SUISSE FIRST BOSTON
                              ------   MANAGEMENT CORPORATION


                              By:
                                   ------------------------------
                                   Name:
                                   Title:

                                THIRD AMENDMENT

     THIRD AMENDMENT, dated as of March 15, 1999 (this "Third Amendment"), to
                                                        ---------------
the Convertible Loan Agreement, dated as of December 23, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Loan
                                                                  ----
Agreement"), among HEALTHCOR HOLDINGS, INC., (the "Borrower"), the several
                                                   --------
lenders from time to time parties thereto (the "Lenders") and CREDIT SUISSE
                                                -------
FIRST BOSTON MANAGEMENT CORPORATION, as agent (in such capacity, the "Agent")
                                                                      -----
for the Lenders.

                                    RECITALS

     WHEREAS pursuant to the Loan Agreement, the Lenders made the Loan in the amount of $6,000,000 thereunder;

     WHEREAS pursuant to the Amendment to the Loan Agreement, dated as of February 22, 1999, among the Borrower, the Lenders, and the Agent, the Loan Agreement was amended to increase the Loan made thereunder by $900,000;

     WHEREAS pursuant to the Second Amendment to the Loan Agreement, dated as of March 2, 1999, among the Borrower, the Lenders, and the Agent, the Loan Agreement was amended to increase the Loan made thereunder by an additional $2,000,000;

     WHEREAS the Borrower has informed the Agent and the Lenders that it has retained CKM LLC ("CKM") for the purposes of selling, in a single transaction
                    ---
or series of transactions, all or substantially all of the assets of the Borrower (each such transaction, a "Sale") and that CKM has, is, and will be
                                    ----
providing the Borrower with such services as necessary to effectuate one or more Sales;

     WHEREAS the Borrower has requested that the Lenders lend to the Borrower an additional $2,000,000 pursuant to the Loan Agreement, as amended by this Third Amendment, and the Lenders have agreed to do so, but only on the terms and subject to the conditions set forth in this Third Amendment;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Agent hereby agree as follows:

     1.  Defined Terms.  Unless otherwise defined herein, terms defined in the
         -------------
Loan Agreement are used herein as therein defined.

     2.  Amendments.
         ----------

     (a) Section 1.1 of the Loan Agreement is hereby amended by amending the following definitions in their entirety to read as follows:

          "Commitment":  as to any Lender, collectively, such Lender's Initial
           ----------
     Commitment, Supplemental Commitment, Second Supplemental Commitment, and Third Supplemental Commitment.

          "Loan": collectively, the Initial Loan, the Supplemental Loan, the
           ----
     Second Supplemental Loan, and the Third Supplemental Loan.

     (b) Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions thereto in the appropriate alphabetical order:

               "Third Supplemental Closing Date":  the date on which the
                -------------------------------
          conditions precedent to the effectiveness of the Third Amendment set forth in Section 3 of the Third Amendment shall have been satisfied or waived.

               "Third Supplemental Commitment":  as to any Lender, its
                -----------------------------
          obligation to make a Third Supplemental Loan to the Borrower pursuant to Section 2.1(b) in the amount set forth opposite such Lender's name on Schedule I under the caption "Third Supplemental Loan".

               "Third Supplemental Note Endorsement":  with respect to the Note
                -----------------------------------
          of each Lender, the promissory note endorsement made by the Borrower, substantially in the form of Exhibit A to this Third Amendment, modifying the Note of such Lender (as in effect prior to the Third Supplemental Closing Date) to take account of the Third Supplemental Commitment of such Lender.

               "Third Supplemental Loan":  as to any Lender, the term loan made
                -----------------------
          by such Lender on the Third Supplemental Closing Date pursuant to the Third Supplemental Commitment of such Lender.

     (c) Section 2.1 of the Loan Agreement is hereby amended by deleting such
Section in its entirety and substituting in lieu thereof a new Section 2.1 to read as follows:

          "2.1  Commitments.  (a) Each Lender made an Initial Loan to the
                -----------
     Borrower on the Closing Date in an amount equal to the amount of the Initial Commitment of such Lender. Each Lender made a Supplemental Loan to the Borrower on the Supplemental Closing Date in an amount equal to the amount of the Supplemental Commitment of such Lender. Each Lender made a Second Supplemental Loan to the Borrower on the Second Supplemental Closing Date in an amount equal to the amount of the Second Supplemental Commitment of such Lender.

          (b) Subject to the terms and conditions hereof, each Lender severally agrees to make a Third Supplemental Loan to the Borrower on the Third Supplemental Closing Date in an amount not to exceed the amount of the Third Supplemental Commitment of such Lender then in effect; provided that
                                                                  --------
     the Third Supplemental Commitments shall terminate at 3:00 p.m., New York City time, on March 15, 1999, if the Third Supplemental Loans have not been made prior to that time.

     (d) Section 2.2 of the Loan Agreement is hereby amended by deleting the parenthetical phrase "(such promissory note, as the same may be supplemented from time to time (including by a Supplemental Note Endorsement and a Second Supplemental Note Endorsement), a "Note")" and substituting in lieu thereof the
                                   ----
phrase "(such promissory note, as the same may be supplemented from time to time (including by a Supplemental Note Endorsement a Second Supplemental Note Endorsement and a Third Supplemental Note Endorsement), a "Note").
                                                           ----

     (e) Section 2.3 of the Loan Agreement is hereby amended by deleting such
Section in its entirety and substituting in lieu thereof a new Section 2.3 to read as follows:

          "2.3  Procedure for Borrowing.  The Borrower shall give the Agent
                -----------------------
     irrevocable notice (which notice must be received by the Agent prior to 10:00 a.m., New York City time) on the Closing Date, the Supplemental Closing Date, the Second Supplemental Closing Date, or the Third Supplemental Closing Date, as applicable, requesting that the Lenders make Initial Loans on the Closing Date, Supplemental Loans on the Supplemental Closing Date, Second Supplemental Loans on the Second Supplemental Closing Date, or Third Supplemental Loans on the Third Supplemental Closing Date, as applicable, and specifying (i) the Closing Date, the Supplemental Closing Date, the Second Supplemental Closing Date, or the Third Supplemental Closing Date, as applicable, and (ii) the amount to be borrowed. Not later than 11:00 a.m. on the Closing Date, the Supplemental Closing Date, the Second Supplemental Closing Date, or the Third Supplemental Closing Date, as applicable, each Lender shall make available to the Agent at its office or to the account maintained by it, as specified in Section 10.2, the amount of such Lender's Initial Loan, Supplemental Loan, Second Supplemental Loan, or Third Supplemental Loan, as applicable, in immediately available funds. The Agent shall on such date make available to the Borrower the aggregate of the amounts made available to the Agent by the Lenders, to such account of the Borrower as may be specified by the Borrower in writing to the Agent.

     (f) Section 2.12 of the Loan Agreement is hereby amended by deleting such
Section in its entirety and substituting in lieu thereof a new Section 2.12 to read as follows:

          "2.12  Use of Loan Proceeds.  (a) The Borrower shall use the proceeds
                 --------------------
     of the Supplemental Loan and the Second Supplemental Loan solely for the purposes set forth on Schedule 2.12 hereto.

          (b) Within one (1) Business Day after the Third Supplemental Closing Date, the Borrower shall deliver to the Agent, in form and substance satisfactory to the Agent, a schedule setting forth the uses of the proceeds of the Third Supplemental Loan and shall use such proceeds only for the purposes and in accordance with the amounts specified therein.

     (g) Schedule I is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule I to this Third Amendment.

     (h) Schedule 2.12 is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule 2.12 to this Third Amendment.

     3.  Effectiveness.  This Third Amendment shall become effective upon:
         -------------

     (a) receipt by the Agent of evidence satisfactory to the Agent that this Third Amendment has been executed and delivered by the Borrower, the Required Lenders and each of the Subsidiary Guarantors; and

     (b) for the account of each Lender having a Third Supplemental Commitment, a Third Supplemental Note Endorsement of the Borrower conforming to the requirements hereof and executed by a duly authorized officer of the Borrower.

     4.  Representations and Warranties.  To induce the Agent and the Lenders to
         ------------------------------
enter into this Third Amendment and to lend the amount of the Third Supplemental Loan, the Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Loan Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

     5.  Release.  For and in consideration of the agreements contained in this
         -------
Third Amendment and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Borrower and the Subsidiary Guarantors hereby do release and forever discharge the Lenders and the Agent and their respective directors, officers, employees, agents, and attorneys, from any and all claims, damages, liabilities, actions, causes of actions, and suits, of every kind and nature whatsoever, arising out of, or in any way related to, the Loan Agreement, as amended hereby, the Note, the other Loan Documents and all agreements, documents and instruments related to any of the foregoing, whether now known or unknown, which the Borrower and the Subsidiary Guarantors have, own or hold, or at any time previously had, owned or held, or at any time in the future may have, own or hold.

     6.  No Other Amendments.  Except as expressly amended hereby and by the
         -------------------
Third Supplemental Note Endorsement, the Loan Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     7.  Counterparts.  This Third Amendment may be executed by one or more of
         ------------
the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.  Expenses.  The Borrower agrees to pay and reimburse the Agent for all
         --------
of the out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Agent.

     9.  Applicable Law.  THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND
         --------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

                              HEALTHCOR HOLDINGS, INC.


                              By:_______________________________
                                 Title:


                              CREDIT SUISSE FIRST BOSTON
                              MANAGEMENT CORPORATION,
                               as Agent


                              By:_______________________________
                                 Title:

     The undersigned Lenders hereby consent and agree to the foregoing
Amendment:

                              CREDIT SUISSE FIRST BOSTON
                              MANAGEMENT CORPORATION


                              By:_______________________________
                                 Title:


                              ELLIOTT ASSOCIATES, L.P.


                              By:_______________________________
                                 Title:

     The undersigned guarantors hereby consent and agree to the foregoing
Amendment:

                              HEALTHCOR, INC.


                              By:_______________________________
                                 Title:


                              HEALTHCOR OXYGEN & MEDICAL
                              EQUIPMENT, INC.


                              By:_______________________________
                                 Title:


                              HEALTHCOR PHARMACY, INC.


                              By:_______________________________
                                 Title:


                              PHHN, INC.


                              By:_______________________________
                                 Title:


                              HEALTHCOR REHABILITATION SERVICES,
                              INC.


                              By:_______________________________
                                 Title:

                              HC PERSONNEL RESOURCES, INC.


                              BY:_______________________________
                                 TITLE:


                              CARENETWORK, INC.


                              BY:_______________________________
                                 TITLE:

                                                                      SCHEDULE I

              LENDERS, COMMITMENTS AND APPLICABLE LENDING OFFICES


                                                Initial Loan    Supplemental Loan   Second Supplemental   Third Supplemental
Lender and Lending Offices                                                                 Loan                 Loan
------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston Management           $5,000,000        $  900,000             $2,000,000                $2,000,000
 Corporation
Applicable Lending Offices:

  11 Madison Avenue
  4th Floor
  New York, New York 10038
  Attention:  Alex Lagetko
  Telephone:  212-325-3810
  Telecopy:  212-325-8290
------------------------------------------------------------------------------------------------------------------------------
Elliott Associates, L.P.                        $1,000,000        $         0            $        0                $        0
Applicable Lending Offices:

  712 5th Avenue, 35th Floor
  New York, New York 10019
  Attention:  Richard Mansouri
  Telephone:  212-506-2999
  Telecopy:   212-974-2092
------------------------------------------------------------------------------------------------------------------------------
Total:                                          $6,000,000.00     $900,000.00            $2,000,000                $2,000,000
                                                =============     ===========            ==========                ==========
------------------------------------------------------------------------------------------------------------------------------

                                                                   Schedule 2.12

                              USE OF LOAN PROCEEDS

I.   USE OF SUPPLEMENTAL LOAN PROCEEDS

     (a) $600,000 to cover overfunding under the HCFP Loan Agreement.

     (b) $300,000 to cover the retention fee of The Palmieri Company, subject to receipt by the Borrower of approval of its Board of Directors for such retention and expenditure.

II.  USE OF SECOND SUPPLEMENTAL LOAN PROCEEDS

     Expense Reports                 $272,510
     Insurance                       $ 49,733
     IT                              $ 85,800
     Leases                          $700,955
     Notes                           $212,941
     Office Supplies                 $ 15,079
     Professional                    $146,245
     Settlements                     $      0
     Suppliers                       $819,785
     Service Providers               $ 53,967
     Temp. Services and Related      $  9,500
     Utilities                       $ 20,000
     Miscellaneous                   $ 21,046
     HHCA                            $      0
     Payroll and related             $      0


                  FORM OF THIRD SUPPLEMENTAL NOTE ENDORSEMENT


                                                                  March 15, 1999
                                                              New York, New York

          The undersigned Borrower hereby agrees with CREDIT SUISSE FIRST BOSTON MANAGEMENT CORPORATION (the "Lender") that the Note (as amended, modified, or
                             ------
supplemented prior to the date hereof) of the Borrower, dated December 23, 1998, in the original principal amount of $7,900,000.00 (the "Note"), to which this
                                                        ----
Third Supplemental Note Endorsement is attached, is hereby amended by (a) deleting the amount "$7,900,000.00" where it first occurs in the Note and substituting in lieu thereof the amount "$9,900,000.00", and (b) deleting the first paragraph of the Note and substituting in lieu thereof the following paragraph:

               "FOR VALUE RECEIVED, the undersigned HEALTHCOR HOLDINGS, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to
                                --------
     pay to the order of CREDIT SUISSE FIRST BOSTON MANAGEMENT CORPORATION (the "Lender"), at the office of Credit Suisse First Boston Management
      ------
     Corporation located at 11 Madison Avenue, New York, New York 10038, in lawful money of the United States of America and in immediately available funds, the principal amount of NINE MILLION NINE HUNDRED THOUSAND DOLLARS ($9,900,000.00). The principal amount of this Note shall be payable in a single installment payable on the Maturity Date."

          This Third Supplemental Note Endorsement is given as a rearrangement and amendment of the obligations of the Borrower to the Lender under the Note and is not given in substitution therefor or extinguishment thereof. Except as expressly amended by this Third Supplemental Note Endorsement, all of the terms and conditions of the Note shall continue in full force and effect. This Third Supplemental Note Endorsement shall constitute part of the Note and the Lender is hereby authorized to attach this Third Supplemental Note Endorsement to the Note and to insert the following legend on the face of the Note: "This Note has been amended pursuant to the Third Supplemental Note Endorsement dated March 15, 1999."

                              Borrower:
                              --------

                              HEALTHCOR HOLDINGS, INC.


                              By:  ______________________________

                              Name:
                              Title:

                              Lender:  CREDIT SUISSE FIRST BOSTON
                              ------   MANAGEMENT CORPORATION


                              By:  ______________________________

                              Name:
                              Title:

                               FOURTH AMENDMENT

     FOURTH AMENDMENT, dated as of March 30, 1999 (this "Fourth Amendment"), to
                                                         ----------------
the Convertible Loan Agreement, dated as of December 23, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Loan
                                                                  ----
Agreement"), among HEALTHCOR HOLDINGS, INC., (the "Borrower"), the several
                                                   --------
lenders from time to time parties thereto (the "Lenders") and CREDIT SUISSE
                                                -------
FIRST BOSTON MANAGEMENT CORPORATION, as agent (in such capacity, the "Agent")
                                                                      -----
for the Lenders.

                                    RECITALS

     WHEREAS pursuant to the Loan Agreement, the Lenders made the Loan in the amount of $6,000,000 thereunder;

     WHEREAS pursuant to the Amendment to the Loan Agreement, dated as of February 22, 1999, among the Borrower, the Lenders, and the Agent, the Loan Agreement was amended to increase the Loan made thereunder by $900,000;

     WHEREAS pursuant to the Second Amendment to the Loan Agreement, dated as of March 2, 1999, among the Borrower, the Lenders, and the Agent, the Loan Agreement was amended to increase the Loan made thereunder by an additional $2,000,000;

     WHEREAS pursuant to the Third Amendment to the Loan Agreement, dated as of March 15, 1999 among the Borrower, the Lenders, and the Agent, the Loan Agreement was amended to increase the Loan made thereunder by an additional $2,000,000;

     WHEREAS the Borrower has informed the Agent and the Lenders that it has retained CKM LLC ("CKM") for the purposes of selling, in a single transaction
                    ---
or series of transactions, all or substantially all of the assets of the Borrower (each such transaction, a "Sale") and that CKM has, is, and will be
                                    ----
providing the Borrower with such services as necessary to effectuate one or more Sales;

     WHEREAS the Borrower has requested that the Lenders lend to the Borrower an additional $2,000,000 pursuant to the Loan Agreement, as amended by this Fourth Amendment, and the Lenders have agreed to do so, but only on the terms and subject to the conditions set forth in this Fourth Amendment;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Agent hereby agree as follows:

1.  Defined Terms.  Unless otherwise defined herein, terms defined in the Loan
--  -------------
Agreement are used herein as therein defined.

2.  Amendments.

     (a) Section 1.1 of the Loan Agreement is hereby amended by amending the following definitions in their entirety to read as follows:

          "Commitment":  as to any Lender, collectively, such Lender's Initial
           ----------
     Commitment, Supplemental Commitment, Second Supplemental Commitment, Third Supplemental Commitment, and Fourth Supplemental Commitment.

          "Loan": collectively, the Initial Loan, the Supplemental Loan, the
           ----
     Second Supplemental Loan, the Third Supplemental Loan, and the Fourth Supplemental Loan.
     (b) Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions thereto in the appropriate alphabetical order:

               "Fourth Supplemental Closing Date":  the date on which the
                --------------------------------
          conditions precedent to the effectiveness of the Fourth Amendment set forth in Section 3 of the Fourth Amendment shall have been satisfied or waived.

               "Fourth Supplemental Commitment":  as to any Lender, its
                ------------------------------
          obligation to make a Fourth Supplemental Loan to the Borrower pursuant to Section 2.1(b) in the amount set forth opposite such Lender's name on Schedule I under the caption "Fourth Supplemental Loan".

               "Fourth Supplemental Note Endorsement":  with respect to the Note
                ------------------------------------
          of each Lender, the promissory note endorsement made by the Borrower, substantially in the form of Exhibit A to this Fourth Amendment, modifying the Note of such Lender (as in effect prior to the Fourth Supplemental Closing Date) to take account of the Fourth Supplemental Commitment of such Lender.

               "Fourth Supplemental Loan":  as to any Lender, the term loan made
                ------------------------
          by such Lender on the Fourth Supplemental Closing Date pursuant to the Fourth Supplemental Commitment of such Lender.

     (c)  Section 2.1 of the Loan Agreement is hereby amended by deleting such
Section in its entirety and substituting in lieu thereof a new Section 2.1 to read as follows:

          "2.1  Commitments.  (a) Each Lender made an Initial Loan to the
                -----------
     Borrower on the Closing Date in an amount equal to the amount of the Initial Commitment of such Lender. Each Lender made a Supplemental Loan to the Borrower on the Supplemental Closing Date in an amount equal to the amount of the Supplemental Commitment of such Lender. Each Lender made a Second Supplemental Loan to the Borrower on the Second Supplemental Closing Date in an amount equal to the amount of the Second Supplemental Commitment of such Lender. Each Lender made a Third Supplemental Loan to the Borrower on the Third Supplemental Closing Date in an amount equal to the amount of the Third Supplemental Commitment of such Lender.

          (b) Subject to the terms and conditions hereof, each Lender severally agrees to make a Fourth Supplemental Loan to the Borrower on the Fourth Supplemental Closing Date in an amount not to exceed the amount of the Fourth Supplemental Commitment of such Lender then in effect; provided that the Fourth Supplemental
                                 --------
     Commitments shall terminate at 3:00 p.m., New York City time, on March 30, 1999, if the Fourth Supplemental Loans have not been made prior to that time.

     (d) Section 2.2 of the Loan Agreement is hereby amended by deleting the parenthetical phrase "(such promissory note, as the same may be supplemented from time to time (including by a Supplemental Note Endorsement, a Second Supplemental Note Endorsement and a Third Supplemental Note Endorsement), a "Note") and substituting in lieu thereof the phrase "(such promissory note, as
 ----
the same may be supplemented from time to time (including by a Supplemental Note Endorsement, a Second Supplemental Note Endorsement, a Third Supplemental Note Endorsement, and a Fourth Supplemental Note Endorsement), a "Note").
                                                             ----
     (e)  Section 2.3 of the Loan Agreement is hereby amended by deleting such
Section in its entirety and substituting in lieu thereof a new Section 2.3 to read as follows:

          "2.3  Procedure for Borrowing.  The Borrower shall give the Agent
                -----------------------
     irrevocable notice (which notice must be received by the Agent prior to 10:00 a.m., New York City time) on the Closing Date, the Supplemental Closing Date, the Second Supplemental Closing Date, the Third Supplemental Closing Date, or the Fourth Supplemental Closing Date, as applicable, requesting that the Lenders make Initial Loans on the Closing Date, Supplemental Loans on the Supplemental Closing Date, Second Supplemental Loans on the Second Supplemental Closing Date, Third Supplemental Loans on the Third Supplemental Closing Date, or Fourth Supplemental Loans on the Fourth Supplemental Closing Date, as applicable, and specifying (i) the Closing Date, the Supplemental Closing Date, the Second Supplemental Closing Date, the Third Supplemental Closing Date, or the Fourth Supplemental Closing Date, as applicable, and (ii) the amount to be borrowed. Not later than 11:00 a.m. on the Closing Date, the Supplemental Closing Date, the Second Supplemental Closing Date, the Third Supplemental Closing Date, or the Fourth Supplemental Closing Date, as applicable, each Lender shall make available to the Agent at its office or to the account maintained by it, as specified in Section 10.2, the amount of such Lender's Initial Loan, Supplemental Loan, Second Supplemental Loan, Third Supplemental Loan, or Fourth Supplemental Loan, as applicable, in immediately available funds. The Agent shall on such date make available to the Borrower the aggregate of the amounts made available to the Agent by the Lenders, to such account of the Borrower as may be specified by the Borrower in writing to the Agent.

     (f)  Section 2.12 of the Loan Agreement is hereby amended by deleting such
Section in its entirety and substituting in lieu thereof a new Section 2.12 to read as follows:

          "2.12  Use of Loan Proceeds.  The Borrower shall use the proceeds of
                 --------------------
     the Supplemental Loan, the Second Supplemental Loan, the Third Supplemental Loan, and the Fourth Supplemental Loan, solely for the purposes set forth on Schedule 2.12 hereto.

     (g) Schedule I is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule I to this Fourth Amendment.

     (h) Schedule 2.12 is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule 2.12 to this Fourth Amendment.

     3.  Effectiveness.  This Fourth Amendment shall become effective upon:
         -------------

     (a) receipt by the Agent of evidence satisfactory to the Agent that this Fourth Amendment has been executed and delivered by the Borrower, the Required Lenders and each of the Subsidiary Guarantors; and

     (b) for the account of each Lender having a Fourth Supplemental Commitment, a Fourth Supplemental Note Endorsement of the Borrower conforming to the requirements hereof and executed by a duly authorized officer of the Borrower.

     4.  Representations and Warranties.  To induce the Agent and the Lenders to
         ------------------------------
enter into this Fourth Amendment and to lend the amount of the Fourth Supplemental Loan, the Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Loan Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

     5.  Release.  For and in consideration of the agreements contained in this
         -------
Fourth Amendment and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Borrower and the Subsidiary Guarantors hereby do release and forever discharge the Lenders and the Agent and their respective directors, officers, employees, agents, and attorneys, from any and all claims, damages, liabilities, actions, causes of actions, and suits, of every kind and nature whatsoever, arising out of, or in any way related to, the Loan Agreement, as amended hereby, the Note, the other Loan Documents and all agreements, documents and instruments related to any of the foregoing, whether now known or unknown, which the Borrower and the Subsidiary Guarantors have, own or hold, or at any time previously had, owned or held, or at any time in the future may have, own or hold.

     6.  No Other Amendments.  Except as expressly amended hereby and by the
         -------------------
Fourth Supplemental Note Endorsement, the Loan Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     7.  Counterparts.  This Fourth Amendment may be executed by one or more
         ------------
of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.  Expenses.  The Borrower agrees to pay and reimburse the Agent for all
         --------
of the out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Fourth Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Agent.

     9.  Applicable Law.  THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND
         --------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered as of the day and year first above written.


                              HEALTHCOR HOLDINGS, INC.


                              By:_______________________________
                                 Title:


                              CREDIT SUISSE FIRST BOSTON MANAGEMENT CORPORATION,
                               as Agent


                              By:_______________________________
                                 Title:

     The undersigned Lenders hereby consent and agree to the foregoing Fourth
Amendment:

                              CREDIT SUISSE FIRST BOSTON
                              MANAGEMENT CORPORATION


                              By:_______________________________
                                 Title:


                              ELLIOTT ASSOCIATES, L.P.


                              By:_______________________________
                                 Title:

     The undersigned guarantors hereby consent and agree to the foregoing Fourth
Amendment:


                              HEALTHCOR, INC.


                              By:_______________________________
                                 Title:


                              HEALTHCOR OXYGEN & MEDICAL EQUIPMENT, INC.


                              By:_______________________________
                                 Title:


                              HEALTHCOR PHARMACY, INC.


                              By:_______________________________
                                 Title:


                              PHHN, INC.


                              By:_______________________________
                                 Title:


                              HEALTHCOR REHABILITATION SERVICES, INC.


                              By:_______________________________
                                 Title:

                              HC PERSONNEL RESOURCES, INC.


                              By:_______________________________
                                 Title:


                              CARENETWORK, INC.


                              By:_______________________________
                                 Title:

                                                                      Schedule I

              LENDERS, COMMITMENTS AND APPLICABLE LENDING OFFICES

                                                                                    Second              Third
                                           Initial Loan      Supplemental        Supplemental        Supplemental
Lender and Lending Offices                                       Loan                Loan                Loan
--------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston Management      $   5,000,000        $   900,000        $2,000,000          $2,000,000
Corporation

Applicable Lending Offices:

  11 Madison Avenue
  4th Floor
  New York, New York 10038
  Attention:  Alex Lagetko
  Telephone:  212-325-3810
  Telecopy:  212-325-8290
--------------------------------------------------------------------------------------------------------------------------
Elliott Associates, L.P.                   $   1,000,000         $         0             $        0             $        0

Applicable Lending Offices:

  712 5th Avenue, 35th Floor
  New York, New York 10019
  Attention:  Richard Mansouri
  Telephone:  212-506-2999
  Telecopy:   212-974-2092
--------------------------------------------------------------------------------------------------------------------------
Total:                                     $6,000,000.00         $900,000.00             $2,000,000             $2,000,000
                                           =============         ===========             ==========             ==========
--------------------------------------------------------------------------------------------------------------------------


                                                     Fourth
                                                  Supplemental
Lender and Lending Offices                           Loans
-----------------------------------------------------------------

Credit Suisse First Boston Management               $2,000,000
Corporation

Applicable Lending Offices:

  11 Madison Avenue
  4th Floor
  New York, New York 10038
  Attention:  Alex Lagetko
  Telephone:  212-325-3810
  Telecopy:  212-325-8290
-----------------------------------------------------------------
Elliott Associates, L.P.                            $        0

Applicable Lending Offices:

  712 5th Avenue, 35th Floor
  New York, New York 10019
  Attention:  Richard Mansouri
  Telephone:  212-506-2999
  Telecopy:   212-974-2092
-----------------------------------------------------------------
Total:                                               $2,000,000
                                                     ==========


                                                                 Schedule 2.12

                              USE OF LOAN PROCEEDS


I.  USE OF SUPPLEMENTAL LOAN PROCEEDS

    (a)  $600,000 to cover overfunding under the HCFP Loan Agreement.

    (b) $300,000 to cover the retention fee of The Palmieri Company, subject to receipt by the Borrower of approval of its Board of Directors for such retention and expenditure.

II.  USE OF SECOND SUPPLEMENTAL LOAN PROCEEDS


     The Borrower shall apply all of the proceeds from the Second Supplemental Loan solely towards the payment of the following expenses:

     Expense Reports                  $272,510
     Insurance                        $ 49,733
     IT                               $ 85,800
     Leases                           $700,955
     Notes                            $212,941
     Office Supplies                  $ 15,079
     Professional                     $146,245
     Settlements                      $      0
     Suppliers                        $819,785
     Service Providers                $ 53,967
     Temp. Services and Related       $  9,500
     Utilities                        $ 20,000
     Miscellaneous                    $ 21,046
     HHCA                             $      0
     Payroll and related              $      0

III. USE OF THIRD SUPPLEMENTAL LOAN PROCEEDS

     The Borrower shall apply all of the proceeds from the Third Supplemental Loan solely towards the payment of the following expenses:

     Expense Reports                  $   30,000
     Insurance                        $        0
     IT                               $   40,000
     Leases                           $  899,177
     Notes                            $  146,222
     Office Supplies                  $    5,000
     Professional                     $  354,000
     Settlements                      $   33,700


     Suppliers                        $1,028,525
     Service Providers                $   86,800
     Temp Services and Related        $   16,000
     Utilities                        $  164,800
     Miscellaneous                    $  170,130
     HHCA                             $  125,000
     Payroll and Related              $1,500,000

IV.  USE OF FOURTH SUPPLEMENTAL LOAN PROCEEDS

     The Borrower shall all apply all of the proceeds from the Fourth Supplemental Loan solely towards the following expenses:

                                  See Attached

                  FORM OF FOURTH SUPPLEMENTAL NOTE ENDORSEMENT

                                                                  March 30, 1999
                                                              New York, New York

     The undersigned Borrower hereby agrees with CREDIT SUISSE FIRST BOSTON MANAGEMENT CORPORATION (the "Lender") that the Note (as amended, modified, or
                             ------
supplemented prior to the date hereof) of the Borrower, dated December 23, 1998, in the original principal amount of $9,900,000.00 (the "Note"), to which this
                                                        ----
Fourth Supplemental Note Endorsement is attached, is hereby amended by (a) deleting the amount "$9,900,000.00" where it first occurs in the Note and substituting in lieu thereof the amount "$11,900,000.00", and (b) deleting the first paragraph of the Note and substituting in lieu thereof the following paragraph:

          "FOR VALUE RECEIVED, the undersigned HEALTHCOR HOLDINGS, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to
                                --------
     pay to the order of CREDIT SUISSE FIRST BOSTON MANAGEMENT CORPORATION (the "Lender"), at the office of Credit Suisse First Boston Management
      ------
     Corporation located at 11 Madison Avenue, New York, New York 10038, in lawful money of the United States of America and in immediately available funds, the principal amount of ELEVEN MILLION NINE HUNDRED THOUSAND DOLLARS ($11,900,000.00). The principal amount of this Note shall be payable in a single installment payable on the Maturity Date."

     This Fourth Supplemental Note Endorsement is given as a rearrangement and amendment of the obligations of the Borrower to the Lender under the Note and is not given in substitution therefor or extinguishment thereof. Except as expressly amended by this Fourth Supplemental Note Endorsement, all of the terms and conditions of the Note shall continue in full force and effect. This Fourth Supplemental Note Endorsement shall constitute part of the Note and the Lender is hereby authorized to attach this Fourth Supplemental Note Endorsement to the Note and to insert the following legend on the face of the Note: "This Note has been amended pursuant to the Fourth Supplemental Note Endorsement dated March 30, 1999."

                              Borrower:
                              --------

                              HEALTHCOR HOLDINGS, INC.

                              By:  ______________________________

                              Name:
                              Title:

                    Lender:  CREDIT SUISSE FIRST BOSTON MANAGEMENT CORPORATION
                    ------

                              By:  ______________________________

                              Name:
                              Title:

                                                                  Execution Copy

                                FIFTH AMENDMENT

     FIFTH AMENDMENT, dated as of April 13, 1999 (this "Fifth Amendment"), to
                                                        ---------------
the Convertible Loan Agreement, dated as of December 23, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Loan
                                                                  ----
Agreement"), among HEALTHCOR HOLDINGS, INC., (the "Borrower"), the several
                                                   --------
lenders from time to time parties thereto (the "Lenders") and CREDIT SUISSE
                                                -------
FIRST BOSTON MANAGEMENT CORPORATION, as agent (in such capacity, the "Agent")
                                                                      -----
for the Lenders.

                                   RECITALS

     WHEREAS pursuant to the Loan Agreement, the Lenders made the Loan in the amount of $6,000,000 thereunder;

     WHEREAS pursuant to the Amendment to the Loan Agreement, dated as of February 22, 1999, among the Borrower, the Lenders, and the Agent, the Loan Agreement was amended to increase the Loan made thereunder by $900,000;

     WHEREAS pursuant to the Second Amendment to the Loan Agreement, dated as of March 2, 1999, among the Borrower, the Lenders, and the Agent, the Loan Agreement was amended to increase the Loan made thereunder by an additional $2,000,000;

     WHEREAS pursuant to the Third Amendment to the Loan Agreement, dated as of March 15, 1999 among the Borrower, the Lenders, and the Agent, the Loan Agreement was amended to increase the Loan made thereunder by an additional $2,000,000;

     WHEREAS pursuant to the Fourth Amendment to the Loan Agreement, dated as of March 30, 1999, among the Borrower, the Lenders, and the Agent, the Loan Agreement was amended to increase the Loan made thereunder by an additional $2,000,000;

     WHEREAS the Borrower has informed the Agent and the Lenders that it has retained CKM LLC ("CKM") for the purposes of selling, in a single transaction
                    ---
or series of transactions, all or substantially all of the assets of the Borrower (each such transaction, a "Sale") and that CKM has, is, and will be
                                    ----
providing the Borrower with such services as necessary to effectuate one or more Sales;

     WHEREAS the Borrower has requested that the Lenders lend to the Borrower an additional $1,200,000 pursuant to the Loan Agreement, as amended by this Fifth Amendment, and the Lenders have agreed to do so, but only on the terms and subject to the conditions set forth in this Fifth Amendment;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Agent hereby agree as follows:

     1.  Defined Terms.  Unless otherwise defined herein, terms defined in the
         -------------
Loan Agreement are used herein as therein defined.

     2.  Amendments.

     (a) Section 1.1 of the Loan Agreement is hereby amended by amending the following definitions in their entirety to read as follows:

          "Commitment":  as to any Lender, collectively, such Lender's Initial
           ----------
     Commitment, Supplemental Commitment, Second Supplemental Commitment, Third Supplemental Commitment, Fourth Supplemental Commitment, and Fifth Supplemental Commitment.

          "Loan": collectively, the Initial Loan, the Supplemental Loan, the
           ----
     Second Supplemental Loan, the Third Supplemental Loan, the Fourth Supplemental Loan, and the Fifth Supplemental Loan.

     (b) Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions thereto in the appropriate alphabetical order:

               "Fifth Supplemental Closing Date":  the date on which the
                -------------------------------
          conditions precedent to the effectiveness of the Fifth Amendment set forth in Section 3 of the Fifth Amendment shall have been satisfied or waived.

               "Fifth Supplemental Commitment":  as to any Lender, its
                -----------------------------
          obligation to make a Fifth Supplemental Loan to the Borrower pursuant to Section 2.1(b) in the amount set forth opposite such Lender's name on Schedule I under the caption "Fifth Supplemental Loan".

               "Fifth Supplemental Note Endorsement":  with respect to the Note
                -----------------------------------
          of each Lender, the promissory note endorsement made by the Borrower, substantially in the form of Exhibit A to this Fifth Amendment, modifying the Note of such Lender (as in effect prior to the Fifth Supplemental Closing Date) to take account of the Fifth Supplemental Commitment of such Lender.

               "Fifth Supplemental Loan":  as to any Lender, the term loan made
                -----------------------
          by such Lender on the Fifth Supplemental Closing Date pursuant to the Fifth Supplemental Commitment of such Lender.

     (c)  Section 2.1 of the Loan Agreement is hereby amended by deleting such
Section in its entirety and substituting in lieu thereof a new Section 2.1 to read as follows:

          "2.1  Commitments.  (a) Each Lender made an Initial Loan to the
                -----------
     Borrower on the Closing Date in an amount equal to the amount of the Initial Commitment of such Lender. Each Lender made a Supplemental Loan to the Borrower on the Supplemental Closing Date in an amount equal to the amount of the Supplemental Commitment of such Lender. Each Lender made a Second Supplemental Loan to the Borrower on the Second Supplemental Closing Date in an amount equal to the amount of the Second

     Supplemental Commitment of such Lender. Each Lender made a Third Supplemental Loan to the Borrower on the Third Supplemental Closing Date in an amount equal to the amount of the Third Supplemental Commitment of such Lender. Each Lender made a Fourth Supplemental Loan to the Borrower on the Fourth Supplemental Closing Date in an amount equal to the amount of the Fourth Supplemental Commitment of such Lender.

          (b) Subject to the terms and conditions hereof, each Lender severally agrees to make a Fifth Supplemental Loan to the Borrower on the Fifth Supplemental Closing Date in an amount not to exceed the amount of the Fifth Supplemental Commitment of such Lender then in effect; provided that
                                                                  --------
     the Fifth Supplemental Commitments shall terminate at 3:00 p.m., New York City time, on April 13, 1999, if the Fifth Supplemental Loans have not been made prior to that time.

     (d) Section 2.2 of the Loan Agreement is hereby amended by deleting the parenthetical phrase "(such promissory note, as the same may be supplemented from time to time (including by a Supplemental Note Endorsement, a Second Supplemental Note Endorsement, a Third Supplemental Note Endorsement, and a Fourth Supplemental Note Endorsement), a "Note") and substituting in lieu
                                          ----
thereof the phrase "(such promissory note, as the same may be supplemented from time to time (including by a Supplemental Note Endorsement, a Second Supplemental Note Endorsement, a Third Supplemental Note Endorsement, a Fourth Supplemental Note Endorsement, and a Fifth Supplemental Note Endorsement), a "Note").
 ----

     (e)  Section 2.3 of the Loan Agreement is hereby amended by deleting such
Section in its entirety and substituting in lieu thereof a new Section 2.3 to read as follows:

          "2.3  Procedure for Borrowing.  The Borrower shall give the Agent
                -----------------------
     irrevocable notice (which notice must be received by the Agent prior to 10:00 a.m., New York City time) on the Closing Date, the Supplemental Closing Date, the Second Supplemental Closing Date, the Third Supplemental Closing Date, the Fourth Supplemental Closing Date, or the Fifth Supplemental Closing Date, as applicable, requesting that the Lenders make Initial Loans on the Closing Date, Supplemental Loans on the Supplemental Closing Date, Second Supplemental Loans on the Second Supplemental Closing Date, Third Supplemental Loans on the Third Supplemental Closing Date, Fourth Supplemental Loans on the Fourth Supplemental Closing Date, or Fifth Supplemental Loans on the Fifth Supplemental Closing Date, as applicable, and specifying (i) the Closing Date, the Supplemental Closing Date, the Second Supplemental Closing Date, the Third Supplemental Closing Date, the Fourth Supplemental Closing Date, or the Fifth Supplemental Closing Date, as applicable, and (ii) the amount to be borrowed. Not later than 11:00 a.m. on the Closing Date, the Supplemental Closing Date, the Second Supplemental Closing Date, the Third Supplemental Closing Date, the Fourth Supplemental Closing Date, or the Fifth Supplemental Closing Date, as applicable, each Lender shall make available to the Agent at its office or to the account maintained by it, as specified in Section 10.2, the amount of such Lender's Initial Loan, Supplemental Loan, Second Supplemental Loan, Third Supplemental Loan, Fourth Supplemental Loan, or Fifth Supplemental Loan as applicable, in immediately available funds. The Agent shall on such date make available to the Borrower the aggregate of the amounts made available to the Agent by the Lenders, to such account of the Borrower as may be specified by the Borrower in writing to the Agent.

     (f)  Section 2.12 of the Loan Agreement is hereby amended by deleting such
Section in its entirety and substituting in lieu thereof a new Section 2.12 to read as follows:

          "2.12  Use of Loan Proceeds.  The Borrower shall use the proceeds of
                 --------------------
     the Supplemental Loan, the Second Supplemental Loan, the Third Supplemental Loan, the Fourth Supplemental Loan, and the Fifth Supplemental Loan solely for the purposes set forth on Schedule 2.12 hereto.

     (g) Schedule I is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule I to this Fifth Amendment.

     (h) Schedule 2.12 is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule 2.12 to this Fifth Amendment.

     3.  Effectiveness.  This Fifth Amendment shall become effective upon:
         -------------
     (a) receipt by the Agent of evidence satisfactory to the Agent that this Fourth Amendment has been executed and delivered by the Borrower, the Required Lenders and each of the Subsidiary Guarantors; and

     (b) for the account of each Lender having a Fifth Supplemental Commitment, a Fifth Supplemental Note Endorsement of the Borrower conforming to the requirements hereof and executed by a duly authorized officer of the Borrower.

     4.  Representations and Warranties.  To induce the Agent and the Lenders to
         ------------------------------
enter into this Fifth Amendment and to lend the amount of the Fifth Supplemental Loan, the Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Loan Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

     5.  Release.  For and in consideration of the agreements contained in this
         -------
Fifth Amendment and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Borrower and the Subsidiary Guarantors hereby do release and forever discharge the Lenders and the Agent and their respective directors, officers, employees, agents, and attorneys, from any and all claims, damages, liabilities, actions, causes of actions, and suits, of every kind and nature whatsoever, arising out of, or in any way related to, the Loan Agreement, as amended hereby, the Note, the other Loan Documents and all agreements, documents and instruments related to any of the foregoing, whether now known or unknown, which the Borrower and the Subsidiary Guarantors have, own or hold, or at any time previously had, owned or held, or at any time in the future may have, own or hold.

     6.  No Other Amendments.  Except as expressly amended hereby and by the
         -------------------
Fifth Supplemental Note Endorsement, the Loan Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     7.  Counterparts.  This Fifth Amendment may be executed by one or more of
         ------------
the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.  Expenses.  The Borrower agrees to pay and reimburse the Agent for all
         --------
of the out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Fifth Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Agent.

     9.  Applicable Law.  THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND
         --------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                           [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered as of the day and year first above written.

                                 HEALTHCOR HOLDINGS, INC.

                                 By:_______________________________
                                 Title:

                                 CREDIT SUISSE FIRST BOSTON MANAGEMENT
                                    CORPORATION,

                                  as Agent

                                 By:_______________________________
                                 Title:

     The undersigned Lenders hereby consent and agree to the foregoing Fifth
Amendment:

                                 CREDIT SUISSE FIRST BOSTON MANAGEMENT
                                    CORPORATION

                                 By:_______________________________
                                 Title:

                                 ELLIOTT ASSOCIATES, L.P.

                                 By:_______________________________
                                 Title:

     The undersigned guarantors hereby consent and agree to the foregoing Fifth
Amendment:

                                 HEALTHCOR, INC.

                                 By:_______________________________
                                 Title:

                                 HEALTHCOR OXYGEN & MEDICAL
                                    EQUIPMENT, INC.

                                 By:_______________________________
                                 Title:

                                 HEALTHCOR PHARMACY, INC.

                                 By:_______________________________
                                 Title:

                                 PHHN, INC.

                                 By:_______________________________
                                 Title:

                                 HEALTHCOR REHABILITATION
                                    SERVICES, INC.

                                 By:_______________________________
                                 Title:

                                 HC PERSONNEL RESOURCES, INC.

                                 By:_______________________________
                                 Title:

                                 CARENETWORK, INC.

                                 By:_______________________________
                                 Title:

                                                                      Schedule I

              LENDERS, COMMITMENTS AND APPLICABLE LENDING OFFICES

                                                                           Second          Third          Fourth         Fifth
                                        Initial Loan    Supplemental    Supplemental    Supplemental    Supplemental   Supplemental

Lender and Lending Offices                                   Loan            Loan            Loan           Loans        Loans
-----------------------------------------------------------------------------------------------------------------------------------

Credit Suisse First Boston Management    $5,000,000       $900,000       $2,000,000       $2,000,000     $2,000,000      $1,200,000
 Corporation

Applicable Lending Offices:

  11 Madison Avenue
  4th Floor
  New York, New York 10038
  Attention:  Alex Lagetko
  Telephone:  212-325-3810
  Telecopy:  212-325-8290
-----------------------------------------------------------------------------------------------------------------------------------
Elliott Associates, L.P.                 $1,000,000          $0              $0                 $0            $0            $0

Applicable Lending Offices:

  712 5th Avenue, 35th Floor
  New York, New York 10019
  Attention:  Richard Mansouri
  Telephone:  212-506-2999
  Telecopy:   212-974-2092
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   $6,000,000.00    $900,000.00    $2,000,000       $2,000,000     $2,000,000      $1,200,000
                                         =============    ===========    ==========       ==========     ==========      ==========
-----------------------------------------------------------------------------------------------------------------------------------

                                                                   Schedule 2.12

                             USE OF LOAN PROCEEDS

I.  USE OF SUPPLEMENTAL LOAN PROCEEDS

    (a)  $600,000 to cover overfunding under the HCFP Loan Agreement.

    (b) $300,000 to cover the retention fee of The Palmieri Company, subject to receipt by the Borrower of approval of its Board of Directors for such retention and expenditure.

II.  USE OF SECOND SUPPLEMENTAL LOAN PROCEEDS

     The Borrower shall apply all of the proceeds from the Second Supplemental Loan solely towards the payment of the following expenses:

     Expense Reports                                                $272,510
     Insurance                                                      $ 49,733
     IT                                                             $ 85,800
     Leases                                                         $700,955
     Notes                                                          $212,941
     Office Supplies                                                $ 15,079
     Professional                                                   $146,245
     Settlements                                                    $      0
     Suppliers                                                      $819,785
     Service Providers                                              $ 53,967
     Temp. Services and Related                                     $  9,500
     Utilities                                                      $ 20,000
     Miscellaneous                                                  $ 21,046
     HHCA                                                           $      0
     Payroll and related                                            $      0

III. USE OF THIRD SUPPLEMENTAL LOAN PROCEEDS

     The Borrower shall apply all of the proceeds from the Third Supplemental Loan solely towards the payment of the following expenses:

     Expense Reports                                              $   30,000
     Insurance                                                    $        0
     IT                                                           $   40,000
     Leases                                                       $  899,177
     Notes                                                        $  146,222
     Office Supplies                                              $    5,000
     Professional                                                 $  354,000
     Settlements                                                  $   33,700
     Suppliers                                                    $1,028,525
     Service Providers                                            $   86,800

     Temp Services and Related                                    $   16,000
     Utilities                                                    $  164,800
     Miscellaneous                                                $  170,130
     HHCA                                                         $  125,000
     Payroll and Related                                          $1,500,000

IV.  USE OF FOURTH SUPPLEMENTAL LOAN PROCEEDS

     The Borrower shall all apply all of the proceeds from the Fourth Supplemental Loan solely towards the following expenses:

                                 See Attached

V.   USE OF FIFTH SUPPLEMENTAL LOAN PROCEEDS

                                  See Attached

                  FORM OF FIFTH SUPPLEMENTAL NOTE ENDORSEMENT

                                                                  April 13, 1999
                                                              New York, New York

     The undersigned Borrower hereby agrees with CREDIT SUISSE FIRST BOSTON MANAGEMENT CORPORATION (the "Lender") that the Note (as amended, modified, or
                             ------
supplemented prior to the date hereof) of the Borrower, dated December 23, 1998, in the original principal amount of $11,900,000.00 (the "Note"), to which this
                                                         ----
Fifth Supplemental Note Endorsement is attached, is hereby amended by (a) deleting the amount "$11,900,000.00" where it first occurs in the Note and substituting in lieu thereof the amount "$13,100,000.00", and (b) deleting the first paragraph of the Note and substituting in lieu thereof the following paragraph:

          "FOR VALUE RECEIVED, the undersigned HEALTHCOR HOLDINGS, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to
                                --------
     pay to the order of CREDIT SUISSE FIRST BOSTON MANAGEMENT CORPORATION (the "Lender"), at the office of Credit Suisse First Boston Management
      ------
     Corporation located at 11 Madison Avenue, New York, New York 10038, in lawful money of the United States of America and in immediately available funds, the principal amount of THIRTEEN MILLION ONE HUNDRED THOUSAND DOLLARS ($13,100,000.00). The principal amount of this Note shall be payable in a single installment payable on the Maturity Date."

     This Fifth Supplemental Note Endorsement is given as a rearrangement and amendment of the obligations of the Borrower to the Lender under the Note and is not given in substitution therefor or extinguishment thereof. Except as expressly amended by this Fifth Supplemental Note Endorsement, all of the terms and conditions of the Note shall continue in full force and effect. This Fifth Supplemental Note Endorsement shall constitute part of the Note and the Lender is hereby authorized to attach this Fifth Supplemental Note Endorsement to the Note and to insert the following legend on the face of the Note: "This Note has been amended pursuant to the Fifth Supplemental Note Endorsement dated April 13, 1999."

                                 Borrower:

                                 HEALTHCOR HOLDINGS, INC.

                                 By:  ______________________________
                                      Name:
                                      Title:

                                 Lender:  CREDIT SUISSE FIRST BOSTON
                                     MANAGEMENT CORPORATION

                                 By:  ______________________________
                                      Name:
                                      Title:

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